UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021—September 30, 2022

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2022
Vanguard Wellesley® Income Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Trustees Approve Advisory Arrangement	60
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard Wellesley Income Fund returned –12.11% for Admiral Shares and –12.18% for Investor Shares. The fund fared slightly better than its benchmark, the Wellesley Income Composite Index, which returned –12.84%. The composite index reflects the fund’s target allocation of 65% bonds and 35% stocks.
•	Early in the period, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	On the bond side of the portfolio, the fund’s underweight exposure to credits and higher-duration bonds relative to the benchmark was beneficial during a period when credit spreads and interest rates were rising.
•	Equity outperformance was driven by selection within financials, consumer discretionary, and industrials. An underweight to the communication services sector and an overweight to the health care sector also aided results.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard Wellesley Income Fund returned –12.18% for Investor Shares and –12.11% for the lower-cost Admiral Shares. The composite benchmark, which is weighted 65% Bloomberg U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned –12.84%.
The investment environment
The Standard & Poor’s 500 Index returned –15.47%, the MSCI World Index returned –19.25%, and the MSCI EAFE Index returned –25.13% for the fiscal year. In the U.S., value stocks outperformed growth—the Russell 1000 Value Index returned –11.36% and the Russell 1000 Growth Index returned –22.59%. U.S. fixed income markets generated negative returns, with both lower- and higher-quality sectors suffering. The Bloomberg U.S. Aggregate Index returned –14.60%, driven by rising Treasury yields. The yield of the 10-year U.S. Treasury note closed at 3.83%, up from 1.49% in September 2021.
Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, high demand for goods and services, and heightening scrutiny of the Federal
Reserve amid anxiety about a potential policy mistake. Equity markets fell sharply in the second quarter of 2022 as rampant inflation and tighter financial conditions increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades.
Growth stocks significantly underperformed their value counterparts amid surging Treasury yields and disappointing earnings results from some of the largest technology companies. In the second quarter of 2022, the Nasdaq Composite Index posted its biggest quarterly loss since 2008. Equity market weakness persisted through the end of the period as risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chairman Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated until there is clear evidence that price pressures are abating.
Fixed income sectors in 2022 cemented their worst start to a year. Inflation pressures remained acute, though commodity prices declined sharply late in the period, providing some relief. U.S. labor market strength persisted, while housing market resilience was tested by surging mortgage rates, lack of inventory, and home price appreciation.
Global gross domestic product growth largely continued to recover during the first part of the fiscal year. After the surprise invasion of Ukraine, sanctions imposed on Russia by the West led to retaliatory measures from Moscow, including restrictions in gas supplies to parts of Europe, raising concerns about the region’s energy security. By the end of the period, global growth had slowed, partly driven by tightening financial conditions, but inflation continued to surprise on the upside and most major central banks became more hawkish.
The fund’s successes
The fixed income portfolio outperformed the Bloomberg U.S. Credit A or Better Bond Index, driven primarily by an overall underweight duration posture while interest rates increased substantially and our underweight to investment-grade credit (particularly financials and industrials sectors) as credit spreads widened broadly.
The equity portfolio outperformed the FTSE High Dividend Yield Index. Strong selection in financials, consumer discretionary, and industrials contributed to relative performance, as did our underweight allocation to communication services and overweight to health care. Among individual stocks, our strongest contributors included an out-of-benchmark position in Pioneer Natural Resources, an overweight to ConocoPhillips, and not holding benchmark constituent Intel.
The fund’s shortfalls
In the fixed income portfolio, the primary detractor from relative returns was security selection within investment-grade credit (mainly banking, consumer noncyclical, and communications). Our modest out-of-benchmark exposure to securitized sectors—particularly agency mortgage-backed pass-throughs, non-agency commercial mortgage-backed securities, and asset-backed securities—also detracted.
In the equity portfolio, selection within health care, energy, and communication services, along with our overweight position in real estate and an underweight to energy, detracted from relative results. From an individual stock perspective, not holding benchmark constituents Exxon Mobil and Chevron and an out-of-benchmark position in Koninklijke Philips were the largest detractors.
The fund’s positioning
In the fixed income portfolio, we maintain a modestly defensive stance amid elevated market volatility stemming from the Russia/Ukraine conflict, sustained inflation pressures, the Fed’s aggressive tightening agenda, and continued COVID-19 impacts. The Fed's hawkish stance at a time of slowing growth has pushed the recession narrative to the market's forefront as the rapid pace of global central bank tightening has reduced the possibility of a soft landing. Inflation has been sticky because of sustained supply chain issues that started with COVID-19 disruptions and broadened because of the Russia/Ukraine war, wages, and excess demand and tight supply in the housing sector. We expect the yield curve to remain inverted as the Fed has accelerated its tightening. The Fed’s hawkishness was echoed in most global central banks, which started aggressive tightening cycles in light of sustained inflation pressures. We hold a small underweight-duration stance across global interest rates.
Investment-grade credit fundamentals are strong but have likely peaked. Our primary focus on fundamentals will be the impact of persistent cost inflation (particularly labor) on free-cash-flow generation. We expect the evolving macroeconomic landscape to result in more fundamental and performance dispersion, which should create better security selection opportunities.
We view governments as a source of liquidity for the fixed income portfolio. We have increased exposure to agency mortgage-backed securities (MBS) because spreads have widened substantially; risks have increased with Fed rate hikes and the start of quantitative tightening, which has caused higher interest rate volatility and curve flattening. Current valuations look attractive, especially considering the superior liquidity inherent in agency MBS compared with other high-quality bonds.
We have a modestly positive view on certain securitized sectors, though this was an area of reduced exposure during the period because the fund has focused on more liquid areas of the fixed income markets. Housing fundamentals are weakening from exceptionally strong levels. Commercial real estate fundamentals are mostly stable, but office and retail exposure continues to present challenges. As a result, we favor single-asset single-borrower securities focused on prime properties with strong tenants. Although asset-backed securities fundamentals are supported by strong consumer balance sheets, delinquencies are expected to begin to normalize, and recent cheapening seems commensurate with this expected weakness. Collateralized loan obligation valuations look less compelling in light of liquidity risks and potential weakness in underlying loan performance.
On the equity side, the portfolio’s net purchases during the period were most notable in energy, consumer discretionary, and materials. In contrast, net sales were most notable in financials, communication services, and consumer staples. We have opportunistically upgraded the quality of the portfolio as companies with strong balance sheets and competitively advantaged positions sell off or lag in the short term. Our primary focus remains on consistently improving the downside protection of the portfolio while favoring companies that also have the potential to perform well in strong market environments.
Within the equity portfolio we ended the period most overweight in real estate, health care, information technology, and utilities. Notable purchases included EOG Resources, Coterra Energy, and PPG Industries. Notable eliminations included Bank of America, Lockheed Martin, and Progressive.

Loren L. Moran, CFA
Senior Managing Director and
Fixed Income Portfolio Manager
Matthew Hand, CFA
Senior Managing Director and
Equity Portfolio Manager
Wellington Management Company LLP
October 12, 2022

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Wellesley Income Fund
Investor Shares	$1,000.00	$884.30	$1.13
Admiral™ Shares	1,000.00	884.60	0.80
Based on Hypothetical 5% Yearly Return
Wellesley Income Fund
Investor Shares	$1,000.00	$1,023.87	$1.22
Admiral Shares	1,000.00	1,024.22	0.86
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Wellesley Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Wellesley Income Fund Investor Shares	-12.18%	3.24%	5.01%	$16,308
Wellesley Income Composite Index	-12.84	2.39	4.47	15,480
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.89	10,927
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	29,120
Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Bloomberg U.S. Credit A or Better Bond Index. For stocks: FTSE High Dividend Yield Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Wellesley Income Fund Admiral Shares	-12.11%	3.31%	5.08%	$82,097
Wellesley Income Composite Index	-12.84	2.39	4.47	77,402
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.89	54,634
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	145,598
See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund
Fund Allocation
As of September 30, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	1.6%
Common Stocks	38.0
Corporate Bonds - Communications	2.7
Corporate Bonds - Consumer Discretionary	2.1
Corporate Bonds - Consumer Staples	1.3
Corporate Bonds - Energy	2.1
Corporate Bonds - Financials	18.1
Corporate Bonds - Health Care	4.4
Corporate Bonds - Industrials	1.8
Corporate Bonds - Materials	0.1
Corporate Bonds - Real Estate	0.9
Corporate Bonds - Technology	3.8
Corporate Bonds - Utilities	6.0
Sovereign Bonds	0.9
Taxable Municipal Bonds	3.1
U.S. Government and Agency Obligations	13.1
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (13.0%)
U.S. Government Securities (10.7%)
	United States Treasury Note/Bond	2.250%	3/31/24	13,000	12,606
[1]	United States Treasury Note/Bond	0.250%	6/15/24	242,350	226,294
[2]	United States Treasury Note/Bond	0.375%	8/15/24	325,000	302,250
	United States Treasury Note/Bond	0.375%	9/15/24	83,000	76,957
	United States Treasury Note/Bond	4.250%	9/30/24	30,000	30,014
[2]	United States Treasury Note/Bond	0.625%	10/15/24	501,000	465,617
	United States Treasury Note/Bond	1.000%	12/15/24	68,000	63,346
	United States Treasury Note/Bond	1.125%	1/15/25	271,270	252,620
[2]	United States Treasury Note/Bond	1.750%	3/15/25	605,000	569,551
	United States Treasury Note/Bond	2.625%	4/15/25	165,050	158,474
	United States Treasury Note/Bond	2.750%	5/15/25	50,000	48,109
[2]	United States Treasury Note/Bond	0.250%	5/31/25	295,605	265,814
	United States Treasury Note/Bond	0.250%	7/31/25	523,245	467,569
	United States Treasury Note/Bond	3.125%	8/15/25	260,000	252,038
	United States Treasury Note/Bond	0.250%	8/31/25	44,990	40,069
	United States Treasury Note/Bond	3.500%	9/15/25	5,310	5,202
[2,3]	United States Treasury Note/Bond	0.375%	1/31/26	588,320	518,273
[2]	United States Treasury Note/Bond	1.250%	12/31/26	421,835	374,708
	United States Treasury Note/Bond	2.500%	3/31/27	36,240	33,850
	United States Treasury Note/Bond	2.750%	4/30/27	72,505	68,427
	United States Treasury Note/Bond	2.750%	7/31/27	259,255	244,145
[2]	United States Treasury Note/Bond	3.125%	8/31/27	343,500	329,545
	United States Treasury Note/Bond	1.875%	2/28/29	2,855	2,512
	United States Treasury Note/Bond	1.125%	2/15/31	430	348
	United States Treasury Note/Bond	2.750%	8/15/32	11,568	10,581
[2]	United States Treasury Note/Bond	2.000%	11/15/41	868,895	621,396
	United States Treasury Note/Bond	3.375%	8/15/42	352,860	319,669
	United States Treasury Note/Bond	2.250%	2/15/52	935	679
	United States Treasury Note/Bond	2.875%	5/15/52	179,670	150,614
	United States Treasury Note/Bond	3.000%	8/15/52	32,345	27,923
					5,939,200
Agency Bonds and Notes (0.0%)
	Tennessee Valley Authority	4.625%	9/15/60	19,800	19,355
Conventional Mortgage-Backed Securities (1.9%)
[4,5]	Fannie Mae Pool	1.770%	1/1/36	21,147	16,128
[4,5]	Freddie Mac Gold Pool	4.000%	7/1/33	3	3

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	16	16
[4]	Ginnie Mae I Pool	6.500%	4/15/32–7/15/38	1,254	1,261
[4,5]	UMBS Pool	2.500%	8/1/27–4/1/38	26,184	23,153
[4,5,6]	UMBS Pool	3.000%	10/13/52	355,000	308,628
[4,5,6]	UMBS Pool	4.000%	10/13/52	434,895	403,093
[4,5,6]	UMBS Pool	4.500%	10/13/52	286,002	271,791
					1,024,073
Nonconventional Mortgage-Backed Securities (0.4%)
[4,5]	Fannie Mae REMICS	1.250%	2/25/28	8,507	7,986
[4,5]	Fannie Mae REMICS	1.500%	8/25/41–11/25/42	4,158	3,817
[4,5]	Fannie Mae REMICS	1.700%	6/25/43	1,618	1,537
[4,5]	Fannie Mae REMICS	2.000%	6/25/43–6/25/44	5,665	5,196
[4,5]	Fannie Mae REMICS	2.500%	8/25/46–2/25/47	31,536	25,388
[4,5]	Fannie Mae REMICS	3.000%	12/25/39–9/25/57	44,128	39,455
[4,5]	Fannie Mae REMICS	3.500%	4/25/31–11/25/57	71,314	67,388
[4,5]	Fannie Mae REMICS	4.000%	7/25/53	2,526	2,467
[4,5]	Freddie Mac REMICS	1.500%	10/15/42	5,503	4,745
[4,5]	Freddie Mac REMICS	2.000%	9/15/31	7,828	7,418
[4,5]	Freddie Mac REMICS	2.500%	9/15/32	992	970
[4,5]	Freddie Mac REMICS	3.000%	6/15/44–5/15/46	31,857	28,497
[4,5]	Freddie Mac REMICS	3.500%	3/15/31–10/15/45	8,609	7,942
[4,5]	Freddie Mac REMICS	4.000%	12/15/30–2/15/31	3,495	3,372
[4]	Ginnie Mae	1.700%	10/20/45	1,075	1,057
					207,235
Total U.S. Government and Agency Obligations (Cost $7,938,748)					7,189,863
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
[4,7]	Aaset Trust Class A Series 2019-1	3.844%	5/15/39	8,652	5,743
[4,7]	Affirm Asset Securitization Trust Class A Series 2021-A	0.880%	8/15/25	4,846	4,816
[4,7]	Affirm Asset Securitization Trust Class A Series 2021-B	1.030%	8/17/26	17,575	16,789
[4,7]	Affirm Asset Securitization Trust Class A Series 2021-Z1	1.070%	8/15/25	8,134	7,895
[4,7]	Affirm Asset Securitization Trust Class A Series 2021-Z2	1.170%	11/16/26	6,663	6,426
[4,7]	Aligned Data Centers Issuer LLC Class A2 Series 2021-1A	1.937%	8/15/46	43,730	37,534
[4,7]	American Tower Trust #1 Class 2A Series 13	3.070%	3/15/48	32,900	32,666
[4,7,8]	Angel Oak Mortgage Trust Class A1 Series 2019-5	2.593%	10/25/49	2,001	1,961
[4,7,8]	Angel Oak Mortgage Trust Class A1 Series 2019-6	2.620%	11/25/59	4,527	4,396
[4,7,8]	Angel Oak Mortgage Trust Class A1 Series 2021-6	1.458%	9/25/66	24,687	20,751
[4,7,8]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-2	3.628%	3/25/49	21	21
[4,7,8]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-4	2.993%	7/26/49	1,063	1,057
[4,7,8]	BX Commercial Mortgage Trust Class A Series 2021-VOLT, 1M USD LIBOR + 0.700%	3.518%	9/15/36	28,565	27,269
[4,7,8]	BX Trust Class A Series 2021-ARIA, 1M USD LIBOR + 0.899%	3.717%	10/15/36	14,465	13,723

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7,8]	BXHPP Trust Class A Series 2021-FILM, 1M USD LIBOR + 0.650%	3.468%	8/15/36	15,215	14,070
[4,7,8]	BXHPP Trust Class B Series 2021-FILM, 1M USD LIBOR + 0.900%	3.718%	8/15/36	3,140	2,921
[4,7]	Castlelake Aircraft Structured Trust Class A Series 2019-1A	3.967%	4/15/39	18,451	15,916
[4,7,8]	Cent CLO 21 Ltd. Class A1R3 Series 2014-21A, 3M USD LIBOR + 0.970%	3.739%	7/27/30	10,000	9,816
[4,7]	CF Hippolyta LLC Class A1 Series 2021-A1	1.530%	3/15/61	25,366	21,917
[4,7]	Chesapeake Funding II LLC Class A1 Series 2018-3A	3.390%	1/15/31	711	711
[4,7,8]	Cloud Pass-Through Trust Class CLOU Series 2019-1A	3.554%	12/5/22	35	35
[4,7]	DB Master Finance LLC Class A2II Series 2019-1A	4.021%	5/20/49	13,124	12,227
[4,7]	Domino's Pizza Master Issuer LLC Class A2I Series 2021-1A	2.662%	4/25/51	16,797	13,894
[4,7]	Domino's Pizza Master Issuer LLC Class A2II Series 2021-1A	3.151%	4/25/51	26,302	20,864
[4,7]	Enterprise Fleet Financing LLC Class A2 Series 2019-2	2.290%	2/20/25	2,297	2,294
[4,7]	Enterprise Fleet Financing LLC Class A2 Series 2019-3	2.060%	5/20/25	1,693	1,690
[4,5,8]	Fannie Mae Connecticut Avenue Securities Class 2M2 Series 2016-C03, 1M USD LIBOR + 5.900%	8.984%	10/25/28	3,100	3,207
[4,7]	FirstKey Homes Trust Class A Series 2021-SFR1	1.538%	8/17/38	67,169	58,233
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K1521	2.184%	8/25/36	17,210	12,833
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K733	3.750%	8/25/25	10,785	10,532
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1512	3.059%	4/25/34	7,200	6,166
[4,5]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K1513	2.797%	8/25/34	7,552	6,275
[4,7]	Home Partners of America Trust Class A Series 2021-2	1.901%	12/17/26	34,916	30,299
[4,7]	Horizon Aircraft Finance II Ltd. Class A Series 2019-1	3.721%	7/15/39	9,146	7,642
[4,7]	Horizon Aircraft Finance III Ltd. Class A Series 2019-2	3.425%	11/15/39	9,727	8,068
[4,7,8]	Life Mortgage Trust Class A Series 2021-BMR, 1M USD LIBOR + 0.700%	3.518%	3/15/38	9,717	9,338
[4,7]	MACH 1 Cayman Ltd. Class A Series 2019-1	3.474%	10/15/39	9,009	7,919
[4,7,8]	Madison Park Funding XIII Ltd. Class AR2 Series 2014-13A, 3M USD LIBOR + 0.950%	3.688%	4/19/30	32,461	31,963
[4,7,8]	Magnetite VII Ltd. Class A1R2 Series 2012-7A, 3M USD LIBOR + 0.800%	3.312%	1/15/28	29,103	28,641
[4,7]	MAPS Ltd. Class A Series 2019-1A	4.458%	3/15/44	3,695	3,236
[4,7]	Mercury Financial Credit Card Master Trust Class A Series 2021-1A	1.540%	3/20/26	36,145	34,234

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	MMAF Equipment Finance LLC Class A3 Series 2019-B	2.010%	12/12/24	15,314	15,058
[4,7]	New Economy Assets Phase 1 Sponsor LLC Class A1 Series 2021-1	1.910%	10/20/61	98,855	83,648
[4,7]	New Economy Assets Phase 1 Sponsor LLC Class B1 Series 2021-1	2.410%	10/20/61	10,130	8,465
[4,7]	OneMain Direct Auto Receivables Trust Class A Series 2021-1A	0.870%	7/14/28	29,755	27,579
[4,5]	Seasoned Credit Risk Transfer Trust Class MA Series 2019-3	3.500%	10/25/58	25,435	24,545
[4,7,8]	SFAVE Commercial Mortgage Securities Trust Class A2B Series 2015-5AVE	4.144%	1/5/43	22,000	16,463
[4,7]	SoFi Professional Loan Program Trust Class AFX Series 2021-B	1.140%	2/15/47	16,325	13,553
[4,7]	START Ireland Class A Series 2019-1	4.089%	3/15/44	9,685	8,485
[4,7,8]	Symphony CLO XIV Ltd. Class AR Series 2014-14A, 3M USD LIBOR + 0.950%	3.433%	7/14/26	2,751	2,736
[4,7]	Taco Bell Funding LLC Class A2I Series 2021-1A	1.946%	8/25/51	30,192	25,301
[4,7]	Taco Bell Funding LLC Class A2II Series 2021-1A	2.294%	8/25/51	36,445	29,450
[4,7]	Vantage Data Centers Issuer LLC Class A2 Series 2019-1A	3.188%	7/15/44	10,133	9,680
[4,7]	Vantage Data Centers Issuer LLC Class A2 Series 2021-1A	2.165%	10/15/46	47,695	41,334
[4,7]	Vantage Data Centers LLC Class A2 Series 2020-1A	1.645%	9/15/45	32,830	28,913
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,008,220)					891,198
Corporate Bonds (43.0%)
Communications (2.7%)
	America Movil SAB de CV	3.625%	4/22/29	25,600	22,992
	America Movil SAB de CV	6.125%	3/30/40	10,010	9,970
	AT&T Inc.	2.750%	6/1/31	61,900	49,634
	AT&T Inc.	4.300%	12/15/42	5,945	4,704
	AT&T Inc.	3.650%	6/1/51	6,086	4,150
	AT&T Inc.	3.500%	9/15/53	33,465	22,298
	AT&T Inc.	3.850%	6/1/60	17,664	11,883
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	7,635	5,793
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.300%	2/1/32	7,635	5,439
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.500%	3/1/42	4,895	3,098
	Comcast Corp.	3.375%	2/15/25	2,565	2,481
	Comcast Corp.	3.150%	3/1/26	15,280	14,407
	Comcast Corp.	3.400%	4/1/30	4,915	4,328
	Comcast Corp.	4.250%	1/15/33	15,060	13,672
	Comcast Corp.	4.200%	8/15/34	25,155	22,161
	Comcast Corp.	4.400%	8/15/35	32,657	28,941
	Comcast Corp.	3.969%	11/1/47	40,576	31,035
	Comcast Corp.	4.000%	3/1/48	17,415	13,394
	Comcast Corp.	3.999%	11/1/49	26,848	20,558
	Comcast Corp.	2.887%	11/1/51	37,513	23,431

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	2.450%	8/15/52	35,080	20,075
	Comcast Corp.	4.049%	11/1/52	19,891	15,172
	Comcast Corp.	2.937%	11/1/56	156,916	93,677
	Comcast Corp.	2.987%	11/1/63	109,670	63,620
[7]	Cox Communications Inc.	4.800%	2/1/35	58,525	51,487
[7]	Deutsche Telekom International Finance BV	3.600%	1/19/27	10,674	9,956
[7]	Deutsche Telekom International Finance BV	4.375%	6/21/28	21,168	20,049
	Discovery Communications LLC	4.125%	5/15/29	4,406	3,768
	Discovery Communications LLC	3.625%	5/15/30	24,240	20,003
	Discovery Communications LLC	4.000%	9/15/55	27,367	16,293
	NBCUniversal Media LLC	4.450%	1/15/43	6,495	5,414
[7]	NBN Co. Ltd.	1.625%	1/8/27	25,935	22,242
[7]	NBN Co. Ltd.	2.625%	5/5/31	38,645	30,753
[7]	NBN Co. Ltd.	2.500%	1/8/32	68,983	53,497
[7]	NTT Finance Corp.	1.162%	4/3/26	76,700	66,999
[7]	NTT Finance Corp.	2.065%	4/3/31	10,125	7,968
[7]	Ooredoo International Finance Ltd.	2.625%	4/8/31	45,300	37,420
	Orange SA	9.000%	3/1/31	54,566	65,482
[7]	SK Telecom Co. Ltd.	3.750%	4/16/23	12,220	12,122
[7]	Sky Ltd.	3.750%	9/16/24	42,911	41,867
[4,7]	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC	4.738%	9/20/29	27,459	27,082
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,260
	T-Mobile USA Inc.	2.050%	2/15/28	37,480	31,106
	T-Mobile USA Inc.	3.875%	4/15/30	59,480	52,711
	T-Mobile USA Inc.	2.550%	2/15/31	19,710	15,614
	T-Mobile USA Inc.	2.250%	11/15/31	5,105	3,859
	T-Mobile USA Inc.	4.375%	4/15/40	17,030	13,926
	T-Mobile USA Inc.	4.500%	4/15/50	23,440	18,852
	T-Mobile USA Inc.	3.300%	2/15/51	20,490	13,362
	T-Mobile USA Inc.	3.600%	11/15/60	9,670	6,253
	TWDC Enterprises 18 Corp.	4.125%	6/1/44	3,720	3,037
	Verizon Communications Inc.	4.329%	9/21/28	22,990	21,649
	Verizon Communications Inc.	2.355%	3/15/32	22,780	17,518
	Verizon Communications Inc.	4.812%	3/15/39	50,074	44,019
	Verizon Communications Inc.	4.750%	11/1/41	23,900	20,672
	Verizon Communications Inc.	2.987%	10/30/56	39,918	23,698
	Walt Disney Co.	2.000%	9/1/29	84,065	68,683
	Walt Disney Co.	2.650%	1/13/31	13,285	10,977
	Walt Disney Co.	6.200%	12/15/34	11,000	11,428
	Walt Disney Co.	3.500%	5/13/40	52,100	40,255
	Walt Disney Co.	2.750%	9/1/49	14,600	9,255
	Walt Disney Co.	3.600%	1/13/51	48,240	35,927
	Walt Disney Co.	3.800%	5/13/60	16,160	11,979
					1,477,355
Consumer Discretionary (2.1%)
	Amazon.com Inc.	2.800%	8/22/24	8,900	8,625
	Amazon.com Inc.	3.600%	4/13/32	82,875	75,269
	Amazon.com Inc.	4.800%	12/5/34	55,880	55,094
	Amazon.com Inc.	4.950%	12/5/44	17,920	17,204
	Amazon.com Inc.	3.950%	4/13/52	35,665	29,305
	Amazon.com Inc.	4.250%	8/22/57	32,790	27,385

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Honda Finance Corp.	2.300%	9/9/26	17,135	15,474
	American Honda Finance Corp.	2.000%	3/24/28	34,925	29,664
[7]	BMW US Capital LLC	2.250%	9/15/23	93,000	90,754
[7]	BMW US Capital LLC	0.800%	4/1/24	25,960	24,475
[7]	BMW US Capital LLC	1.250%	8/12/26	28,890	25,073
[4]	Duke University	2.832%	10/1/55	9,635	6,298
	Emory University	2.143%	9/1/30	39,256	32,410
[7]	ERAC USA Finance LLC	3.300%	10/15/22	745	745
[7]	ERAC USA Finance LLC	7.000%	10/15/37	3,775	3,959
[7]	ERAC USA Finance LLC	5.625%	3/15/42	31,000	28,081
	General Motors Financial Co. Inc.	3.950%	4/13/24	58,730	57,275
	George Washington University	3.545%	9/15/46	10,000	7,379
	Georgetown University	4.315%	4/1/49	5,155	4,230
	Georgetown University	2.943%	4/1/50	9,795	6,370
	Home Depot Inc.	3.900%	12/6/28	10,040	9,532
	Home Depot Inc.	2.700%	4/15/30	7,305	6,245
	Home Depot Inc.	1.875%	9/15/31	8,465	6,574
	Home Depot Inc.	3.250%	4/15/32	22,220	19,262
	Home Depot Inc.	4.500%	9/15/32	34,395	32,908
	Home Depot Inc.	3.300%	4/15/40	32,073	24,561
	Home Depot Inc.	4.400%	3/15/45	22,390	19,056
	Home Depot Inc.	4.250%	4/1/46	4,500	3,778
	Home Depot Inc.	4.500%	12/6/48	12,020	10,516
	Home Depot Inc.	3.125%	12/15/49	2,435	1,673
	Home Depot Inc.	2.375%	3/15/51	2,435	1,434
	Home Depot Inc.	2.750%	9/15/51	19,470	12,410
	Home Depot Inc.	3.625%	4/15/52	39,335	29,674
	Home Depot Inc.	4.950%	9/15/52	8,620	8,081
[7]	Hyundai Capital America	0.800%	4/3/23	118,000	115,471
[7]	Hyundai Capital America	0.875%	6/14/24	30,300	28,033
[7]	Hyundai Capital America	1.650%	9/17/26	36,110	30,569
[4]	Johns Hopkins University	4.083%	7/1/53	7,145	6,076
[4]	Johns Hopkins University	2.813%	1/1/60	2,920	1,834
	Lowe's Cos. Inc.	3.100%	5/3/27	115,000	105,550
	Lowe's Cos. Inc.	3.750%	4/1/32	17,090	14,782
	McDonald's Corp.	3.250%	6/10/24	4,400	4,303
	McDonald's Corp.	3.625%	9/1/49	28,770	20,974
[4]	Northeastern University	2.894%	10/1/50	8,570	5,675
	Starbucks Corp.	3.350%	3/12/50	7,185	4,882
	Thomas Jefferson University	3.847%	11/1/57	11,905	8,765
[4]	University of Chicago	2.761%	4/1/45	9,540	7,198
	University of Miami	4.063%	4/1/52	16,335	13,238
	VF Corp.	2.800%	4/23/27	23,720	21,371
	VF Corp.	2.950%	4/23/30	54,225	44,629
					1,164,123
Consumer Staples (1.3%)
	Altria Group Inc.	5.800%	2/14/39	15,727	13,624
	Altria Group Inc.	4.500%	5/2/43	5,615	3,955
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	15,460	13,938
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	64,790	56,153
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,967	5,304
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	14,522
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	14,980	11,906

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Archer-Daniels-Midland Co.	4.500%	3/15/49	34,425	31,348
	BAT Capital Corp.	3.557%	8/15/27	60,340	52,983
[7]	BAT International Finance plc	3.950%	6/15/25	15,000	14,280
[7]	Cargill Inc.	2.125%	4/23/30	10,230	8,290
[7]	Cargill Inc.	4.760%	11/23/45	57,879	51,636
[7]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	22,780	16,502
[7]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	53,765	50,269
	Conagra Brands Inc.	4.600%	11/1/25	7,685	7,515
	Conagra Brands Inc.	1.375%	11/1/27	12,255	9,907
	Conagra Brands Inc.	5.300%	11/1/38	10,375	9,099
[7]	Danone SA	2.589%	11/2/23	10,000	9,774
[7]	Danone SA	2.947%	11/2/26	68,785	63,077
	Diageo Capital plc	2.625%	4/29/23	42,580	42,100
	Diageo Capital plc	2.375%	10/24/29	19,420	16,239
	Diageo Capital plc	2.000%	4/29/30	11,315	9,064
	Diageo Capital plc	2.125%	4/29/32	3,585	2,778
	Estee Lauder Cos. Inc.	2.375%	12/1/29	12,280	10,372
	Estee Lauder Cos. Inc.	2.600%	4/15/30	9,875	8,378
	Hormel Foods Corp.	1.700%	6/3/28	11,685	9,954
	Kroger Co.	3.850%	8/1/23	5,055	5,021
	McCormick & Co. Inc.	2.500%	4/15/30	6,060	4,937
	Molson Coors Beverage Co.	3.000%	7/15/26	57,600	52,624
	PepsiCo Inc.	2.375%	10/6/26	72,545	66,536
	Philip Morris International Inc.	4.500%	3/20/42	11,665	8,641
	Philip Morris International Inc.	3.875%	8/21/42	22,785	15,309
	Philip Morris International Inc.	4.125%	3/4/43	10,000	6,947
	Philip Morris International Inc.	4.875%	11/15/43	5,835	4,464
	Philip Morris International Inc.	4.250%	11/10/44	15,000	10,498
[7]	Sigma Alimentos SA de CV	4.125%	5/2/26	21,075	19,055
					736,999
Energy (2.1%)
	BP Capital Markets America Inc.	1.749%	8/10/30	16,205	12,627
	BP Capital Markets America Inc.	2.721%	1/12/32	94,170	76,487
	BP Capital Markets America Inc.	2.772%	11/10/50	17,760	11,018
	BP Capital Markets America Inc.	2.939%	6/4/51	32,550	20,668
	BP Capital Markets America Inc.	3.001%	3/17/52	54,330	35,146
	BP Capital Markets America Inc.	3.379%	2/8/61	19,795	12,935
	BP Capital Markets plc	2.500%	11/6/22	8,000	7,982
[7]	ConocoPhillips Co.	3.758%	3/15/42	11,185	8,983
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	19,580	16,786
	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	14,190	11,827
	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	7,003	5,714
[7]	EIG Pearl Holdings Sarl	3.545%	8/31/36	59,370	47,411
[7]	EIG Pearl Holdings Sarl	4.387%	11/30/46	24,880	17,603
	Energy Transfer LP	5.350%	5/15/45	3,410	2,751
	Energy Transfer LP	5.300%	4/15/47	5,600	4,479
	Energy Transfer LP	5.400%	10/1/47	20,601	16,712
	Energy Transfer Operating LP	5.000%	5/15/50	10,000	7,814
	Enterprise Products Operating LLC	4.900%	5/15/46	5,000	4,264
	Enterprise Products Operating LLC	4.250%	2/15/48	23,475	18,152
	Enterprise Products Operating LLC	3.700%	1/31/51	5,445	3,833
	Enterprise Products Operating LLC	3.300%	2/15/53	24,250	15,870
	Equinor ASA	2.450%	1/17/23	10,840	10,778
	Equinor ASA	2.650%	1/15/24	10,105	9,836
	Equinor ASA	3.700%	3/1/24	20,035	19,753

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Equinor ASA	3.250%	11/10/24	17,460	16,976
	Equinor ASA	2.875%	4/6/25	4,965	4,736
	Equinor ASA	3.125%	4/6/30	82,270	72,297
	Equinor ASA	2.375%	5/22/30	15,795	13,137
	Exxon Mobil Corp.	2.726%	3/1/23	10,710	10,656
	Exxon Mobil Corp.	3.043%	3/1/26	7,330	6,930
	Exxon Mobil Corp.	2.275%	8/16/26	35,095	32,026
	Exxon Mobil Corp.	2.440%	8/16/29	24,070	20,682
	Exxon Mobil Corp.	2.610%	10/15/30	36,910	31,332
	Exxon Mobil Corp.	4.114%	3/1/46	10,845	8,983
[7]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	48,951	40,206
[7]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	37,644	28,654
[7]	Qatar Energy	2.250%	7/12/31	32,240	25,917
[7]	Qatar Energy	3.125%	7/12/41	23,670	17,178
[7]	Saudi Arabian Oil Co.	3.500%	4/16/29	27,885	25,156
[7]	Schlumberger Holdings Corp.	4.000%	12/21/25	21,010	20,250
[7]	Schlumberger Holdings Corp.	3.900%	5/17/28	25,724	23,256
	Shell International Finance BV	3.250%	5/11/25	28,680	27,573
	Shell International Finance BV	4.125%	5/11/35	40,575	35,656
	Shell International Finance BV	5.500%	3/25/40	10,795	10,688
	Shell International Finance BV	4.375%	5/11/45	95,725	80,537
	Shell International Finance BV	3.000%	11/26/51	51,310	34,015
	Suncor Energy Inc.	5.950%	12/1/34	13,000	12,380
	Total Capital International SA	2.700%	1/25/23	32,714	32,571
	Total Capital International SA	3.750%	4/10/24	50,000	49,234
	TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	57,042
	TransCanada PipeLines Ltd.	4.100%	4/15/30	14,595	13,080
					1,150,577
Financials (17.9%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/28	14,995	12,089
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.400%	10/29/33	8,910	6,457
[7]	AIA Group Ltd.	3.600%	4/9/29	49,000	45,101
[7]	AIA Group Ltd.	3.375%	4/7/30	12,795	11,412
	American International Group Inc.	6.250%	5/1/36	8,338	8,695
	American International Group Inc.	4.800%	7/10/45	7,655	6,597
	American International Group Inc.	4.750%	4/1/48	21,540	18,506
	American International Group Inc.	4.375%	6/30/50	13,125	10,595
	Ameriprise Financial Inc.	4.500%	5/13/32	18,270	17,261
	Aon Corp. / Aon Global Holdings plc	2.850%	5/28/27	18,420	16,502
[7]	Athene Global Funding	1.000%	4/16/24	23,855	22,228
[7]	Athene Global Funding	1.985%	8/19/28	700	553
[7]	Athene Global Funding	2.717%	1/7/29	42,315	34,212
[7]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	23,805	17,363
[7]	Aviation Capital Group LLC	1.950%	9/20/26	23,950	19,398
	Banco Santander SA	3.125%	2/23/23	28,600	28,431
	Banco Santander SA	3.848%	4/12/23	17,000	16,877
	Banco Santander SA	1.849%	3/25/26	48,600	42,082
	Banco Santander SA	2.749%	12/3/30	16,800	11,916
	Banco Santander SA	2.958%	3/25/31	9,800	7,455
	Bank of America Corp.	3.559%	4/23/27	54,370	50,186
	Bank of America Corp.	3.593%	7/21/28	37,995	34,309
	Bank of America Corp.	3.419%	12/20/28	48,603	43,113

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of America Corp.	4.271%	7/23/29	72,640	66,270
	Bank of America Corp.	3.974%	2/7/30	69,430	61,962
	Bank of America Corp.	3.194%	7/23/30	33,250	28,004
	Bank of America Corp.	2.496%	2/13/31	99,085	78,216
	Bank of America Corp.	2.687%	4/22/32	65,125	50,748
	Bank of America Corp.	2.572%	10/20/32	21,500	16,461
	Bank of America Corp.	6.110%	1/29/37	30,000	29,015
	Bank of America Corp.	3.846%	3/8/37	62,865	50,799
	Bank of America Corp.	5.875%	2/7/42	8,770	8,492
	Bank of America Corp.	3.311%	4/22/42	30,000	21,186
	Bank of America Corp.	5.000%	1/21/44	24,180	20,905
	Bank of America Corp.	3.946%	1/23/49	5,290	3,893
	Bank of America Corp.	4.330%	3/15/50	59,475	46,767
	Bank of America Corp.	2.972%	7/21/52	29,030	17,771
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	32,054
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	21,844
[8]	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	3.856%	10/30/23	43,060	43,065
	Bank of Nova Scotia	2.700%	8/3/26	60,225	54,953
	Bank of Nova Scotia	1.950%	2/2/27	12,170	10,587
[7]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	33,875	28,880
	Barclays plc	3.932%	5/7/25	52,770	50,740
	Barclays plc	2.852%	5/7/26	9,735	8,845
	Barclays plc	2.279%	11/24/27	14,635	12,256
	Barclays plc	2.667%	3/10/32	52,470	38,354
	Barclays plc	2.894%	11/24/32	42,750	30,937
	Barclays plc	3.330%	11/24/42	16,060	10,197
[8]	Barclays plc, 3M USD LIBOR + 1.380%	4.302%	5/16/24	36,710	36,558
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	20,000	16,864
	Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	22,466
	BlackRock Inc.	2.100%	2/25/32	24,410	18,706
[7]	Blackstone Holdings Finance Co. LLC	2.550%	3/30/32	18,535	14,516
	BNP Paribas SA	3.250%	3/3/23	4,190	4,170
[7]	BNP Paribas SA	3.800%	1/10/24	56,070	55,041
[7]	BNP Paribas SA	3.375%	1/9/25	61,070	58,035
[7]	BNP Paribas SA	2.819%	11/19/25	44,480	41,500
[7]	BNP Paribas SA	1.323%	1/13/27	20,420	17,342
[7]	BNP Paribas SA	3.500%	11/16/27	74,220	65,775
[7]	BNP Paribas SA	2.591%	1/20/28	66,815	57,152
[7]	BNP Paribas SA	2.159%	9/15/29	30,900	24,233
[7]	BNP Paribas SA	2.871%	4/19/32	23,320	17,700
[7]	BPCE SA	5.700%	10/22/23	10,670	10,605
	BPCE SA	4.000%	4/15/24	25,885	25,414
[7]	BPCE SA	5.150%	7/21/24	37,185	36,259
[7]	BPCE SA	2.045%	10/19/27	24,910	21,028
[7]	BPCE SA	3.500%	10/23/27	64,900	56,968
[7]	BPCE SA	2.700%	10/1/29	48,550	40,163
[7]	Brighthouse Financial Global Funding	1.000%	4/12/24	4,600	4,296
[7]	Brighthouse Financial Global Funding	1.750%	1/13/25	16,695	15,223
[7]	Brighthouse Financial Global Funding	1.550%	5/24/26	37,050	31,857
[7]	Brighthouse Financial Global Funding	2.000%	6/28/28	27,235	22,339
[7]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	35,110	30,776
	Capital One Financial Corp.	3.750%	4/24/24	60,945	59,654
	Capital One Financial Corp.	3.200%	2/5/25	9,055	8,591
	Charles Schwab Corp.	0.750%	3/18/24	58,465	55,313

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charles Schwab Corp.	3.200%	3/2/27	19,790	18,456
	Charles Schwab Corp.	2.000%	3/20/28	45,325	38,988
	Charles Schwab Corp.	2.900%	3/3/32	46,475	38,380
	Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	19,861
	Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	11,596
	Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	20,990
	Citigroup Inc.	0.981%	5/1/25	52,610	48,806
	Citigroup Inc.	1.462%	6/9/27	105,990	90,230
	Citigroup Inc.	3.070%	2/24/28	34,000	30,310
	Citigroup Inc.	4.125%	7/25/28	45,085	40,736
	Citigroup Inc.	3.520%	10/27/28	72,260	64,607
	Citigroup Inc.	6.625%	6/15/32	9,000	9,109
	Citigroup Inc.	3.878%	1/24/39	37,225	30,028
	Citigroup Inc.	5.875%	1/30/42	7,460	7,101
	Citigroup Inc.	2.904%	11/3/42	19,070	12,213
	Citigroup Inc.	5.300%	5/6/44	12,142	10,508
[7]	CNO Global Funding	1.650%	1/6/25	8,460	7,771
[7]	CNO Global Funding	2.650%	1/6/29	22,195	18,450
	Comerica Bank	2.500%	7/23/24	26,085	24,961
[7]	Commonwealth Bank of Australia	2.688%	3/11/31	79,335	59,817
[7]	Commonwealth Bank of Australia	3.784%	3/14/32	9,825	7,844
[7]	Cooperatieve Rabobank UA	1.106%	2/24/27	50,065	42,706
[7]	Cooperatieve Rabobank UA	4.655%	8/22/28	46,035	43,401
[7]	Corebridge Financial Inc.	3.900%	4/5/32	10,118	8,539
[7]	Corebridge Financial Inc.	4.350%	4/5/42	5,430	4,213
[7]	Corebridge Financial Inc.	4.400%	4/5/52	13,765	10,517
[7]	Credit Agricole SA	3.750%	4/24/23	31,690	31,488
[7]	Credit Agricole SA	3.250%	10/4/24	79,590	76,131
	Credit Suisse AG	3.625%	9/9/24	3,955	3,769
[7]	Credit Suisse Group AG	4.207%	6/12/24	12,285	12,031
	Credit Suisse Group AG	3.750%	3/26/25	57,400	53,490
[7]	Credit Suisse Group AG	2.593%	9/11/25	33,940	30,877
[7]	Credit Suisse Group AG	1.305%	2/2/27	49,860	40,437
[7]	Credit Suisse Group AG	3.869%	1/12/29	11,050	9,031
[7]	Credit Suisse Group AG	3.091%	5/14/32	41,460	29,151
[7]	Credit Suisse Group AG	6.537%	8/12/33	44,285	39,882
[7,8]	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	4.476%	6/12/24	24,825	24,353
[7]	Danske Bank A/S	3.875%	9/12/23	45,515	44,727
[7]	Danske Bank A/S	5.375%	1/12/24	57,035	56,654
[7]	Danske Bank A/S	1.621%	9/11/26	30,135	26,044
[7]	Danske Bank A/S	1.549%	9/10/27	55,390	46,619
[7]	DNB Bank ASA	1.535%	5/25/27	51,450	44,353
[7]	DNB Bank ASA	1.605%	3/30/28	45,295	37,799
[7]	Equitable Financial Life Global Funding	1.400%	7/7/25	15,285	13,763
[7]	Equitable Financial Life Global Funding	1.300%	7/12/26	26,910	23,354
[7]	Equitable Financial Life Global Funding	1.700%	11/12/26	12,195	10,594
[7]	Equitable Financial Life Global Funding	1.400%	8/27/27	33,510	27,829
[7]	Equitable Financial Life Global Funding	1.800%	3/8/28	30,265	25,300
	Fifth Third Bancorp	2.550%	5/5/27	9,850	8,765
	Fifth Third Bancorp	4.055%	4/25/28	19,480	18,234
	Fifth Third Bancorp	4.337%	4/25/33	16,015	14,261
	Fifth Third Bank NA	3.850%	3/15/26	29,295	27,664
[7]	Five Corners Funding Trust	4.419%	11/15/23	5,320	5,274
[7]	GA Global Funding Trust	1.000%	4/8/24	36,170	33,615

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,703
	Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,012
	Goldman Sachs Group Inc.	3.272%	9/29/25	44,260	42,172
	Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	44,312
	Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	34,051
	Goldman Sachs Group Inc.	1.431%	3/9/27	76,670	65,990
	Goldman Sachs Group Inc.	1.542%	9/10/27	43,275	36,608
	Goldman Sachs Group Inc.	3.691%	6/5/28	14,525	13,153
	Goldman Sachs Group Inc.	3.814%	4/23/29	72,755	64,689
	Goldman Sachs Group Inc.	4.223%	5/1/29	54,990	50,076
	Goldman Sachs Group Inc.	3.800%	3/15/30	19,710	17,100
	Goldman Sachs Group Inc.	2.615%	4/22/32	88,650	68,724
	Goldman Sachs Group Inc.	2.383%	7/21/32	45,765	34,571
	Goldman Sachs Group Inc.	2.650%	10/21/32	24,510	18,779
	Goldman Sachs Group Inc.	3.102%	2/24/33	83,655	66,456
	Goldman Sachs Group Inc.	6.250%	2/1/41	20,700	20,534
	Goldman Sachs Group Inc.	3.210%	4/22/42	10,000	6,756
	Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	16,498
[7]	Guardian Life Global Funding	1.250%	5/13/26	7,235	6,320
	HSBC Holdings plc	3.600%	5/25/23	56,130	55,606
	HSBC Holdings plc	0.976%	5/24/25	19,405	17,830
	HSBC Holdings plc	3.900%	5/25/26	7,915	7,418
	HSBC Holdings plc	1.589%	5/24/27	27,800	23,238
	HSBC Holdings plc	2.251%	11/22/27	73,225	61,509
	HSBC Holdings plc	4.041%	3/13/28	27,520	24,731
	HSBC Holdings plc	2.013%	9/22/28	10,000	8,046
	HSBC Holdings plc	4.583%	6/19/29	40,190	35,798
	HSBC Holdings plc	2.206%	8/17/29	32,365	25,149
	HSBC Holdings plc	2.357%	8/18/31	62,305	45,877
	HSBC Holdings plc	7.625%	5/17/32	15,800	17,275
	HSBC Holdings plc	2.804%	5/24/32	54,790	40,284
	HSBC Holdings plc	2.871%	11/22/32	16,015	11,678
	HSBC Holdings plc	6.500%	5/2/36	22,000	20,970
	HSBC Holdings plc	6.100%	1/14/42	43,680	42,137
	HSBC Holdings plc	5.250%	3/14/44	5,795	4,693
[8]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	3.961%	5/18/24	26,495	26,230
	HSBC USA Inc.	3.500%	6/23/24	18,355	17,876
	Huntington National Bank	4.552%	5/17/28	17,175	16,525
	ING Groep NV	3.950%	3/29/27	33,605	30,950
	ING Groep NV	1.726%	4/1/27	33,125	28,398
	Intercontinental Exchange Inc.	4.350%	6/15/29	15,905	15,035
	Intercontinental Exchange Inc.	1.850%	9/15/32	16,125	11,772
	Intercontinental Exchange Inc.	4.600%	3/15/33	43,125	40,197
	Intercontinental Exchange Inc.	2.650%	9/15/40	6,100	4,087
	Intercontinental Exchange Inc.	3.000%	6/15/50	55,840	36,448
	Intercontinental Exchange Inc.	4.950%	6/15/52	46,610	41,317
	Intercontinental Exchange Inc.	3.000%	9/15/60	27,695	16,401
[7]	JAB Holdings BV	2.200%	11/23/30	10,375	7,670
[7]	JAB Holdings BV	3.750%	5/28/51	20,355	11,961
[7]	JAB Holdings BV	4.500%	4/8/52	51,835	33,536
[7]	Jackson National Life Global Funding	3.250%	1/30/24	48,955	47,503
[7]	Jackson National Life Global Funding	1.750%	1/12/25	18,300	16,842
	JPMorgan Chase & Co.	3.375%	5/1/23	20,345	20,222
	JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,089

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	3.900%	7/15/25	11,560	11,194
	JPMorgan Chase & Co.	7.750%	7/15/25	25,000	26,713
	JPMorgan Chase & Co.	3.300%	4/1/26	26,730	25,069
	JPMorgan Chase & Co.	2.950%	10/1/26	75,000	68,793
	JPMorgan Chase & Co.	4.250%	10/1/27	9,275	8,694
	JPMorgan Chase & Co.	2.069%	6/1/29	14,530	11,796
	JPMorgan Chase & Co.	4.452%	12/5/29	40,000	36,589
	JPMorgan Chase & Co.	3.702%	5/6/30	18,940	16,564
	JPMorgan Chase & Co.	1.953%	2/4/32	37,965	28,088
	JPMorgan Chase & Co.	2.580%	4/22/32	22,175	17,161
	JPMorgan Chase & Co.	4.912%	7/25/33	38,440	35,500
	JPMorgan Chase & Co.,	5.717%	9/14/33	39,110	36,952
	JPMorgan Chase & Co.	3.109%	4/22/41	38,075	26,264
	JPMorgan Chase & Co.	5.600%	7/15/41	70,000	66,522
	JPMorgan Chase & Co.	5.400%	1/6/42	16,235	15,002
	JPMorgan Chase & Co.	3.157%	4/22/42	19,440	13,311
	JPMorgan Chase & Co.	5.625%	8/16/43	13,500	12,354
	JPMorgan Chase & Co.	4.950%	6/1/45	12,000	10,027
	JPMorgan Chase & Co.	3.964%	11/15/48	160,000	119,807
	JPMorgan Chase & Co.	3.109%	4/22/51	38,610	24,220
[7]	Liberty Mutual Group Inc.	4.250%	6/15/23	2,608	2,583
[7]	Liberty Mutual Group Inc.	4.569%	2/1/29	9,217	8,477
[7]	Liberty Mutual Group Inc.	5.500%	6/15/52	33,825	29,487
[7]	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	22,924
	Loews Corp.	2.625%	5/15/23	14,100	13,949
[7]	LSEGA Financing plc	1.375%	4/6/26	97,795	85,749
[7]	LSEGA Financing plc	2.000%	4/6/28	63,125	52,860
[7]	LSEGA Financing plc	2.500%	4/6/31	38,890	31,598
[7]	Macquarie Group Ltd.	4.150%	3/27/24	50,725	50,467
[7]	Macquarie Group Ltd.	1.935%	4/14/28	42,250	35,257
[7]	Macquarie Group Ltd.	2.871%	1/14/33	59,070	44,835
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,125
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	22,125	21,049
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	10,400	9,255
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	18,280	11,463
[7]	Massachusetts Mutual Life Insurance Co.	3.200%	12/1/61	19,410	12,048
	Metlife Inc.	5.000%	7/15/52	12,423	11,326
	MetLife Inc.	3.600%	4/10/24	28,000	27,491
	MetLife Inc.	4.125%	8/13/42	5,300	4,329
	MetLife Inc.	4.875%	11/13/43	17,500	15,647
[7]	Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	27,879
[7]	Metropolitan Life Global Funding I	4.400%	6/30/27	15,070	14,527
[7]	Metropolitan Life Global Funding I	3.000%	9/19/27	43,250	38,954
[7]	Metropolitan Life Global Funding I	4.300%	8/25/29	23,695	22,105
[7]	Metropolitan Life Global Funding I	2.400%	1/11/32	58,345	45,907
[7]	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	26,361
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	49,105	47,169
	Morgan Stanley	3.750%	2/25/23	23,000	22,928
	Morgan Stanley	3.875%	4/29/24	22,050	21,676
	Morgan Stanley	0.790%	5/30/25	51,000	46,950
	Morgan Stanley	2.720%	7/22/25	51,520	48,847
	Morgan Stanley	4.000%	7/23/25	20,805	20,194
	Morgan Stanley	2.630%	2/18/26	60,280	56,160
	Morgan Stanley	3.125%	7/27/26	36,950	34,055
	Morgan Stanley	4.350%	9/8/26	15,000	14,325

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	3.625%	1/20/27	31,000	28,877
	Morgan Stanley	3.772%	1/24/29	56,830	51,211
	Morgan Stanley	2.699%	1/22/31	72,345	58,568
	Morgan Stanley	7.250%	4/1/32	51,100	55,493
	Morgan Stanley	2.239%	7/21/32	52,315	39,338
	Morgan Stanley	2.511%	10/20/32	90,340	69,150
	Morgan Stanley	2.943%	1/21/33	31,085	24,569
	Morgan Stanley	2.484%	9/16/36	53,080	38,036
	Morgan Stanley	5.297%	4/20/37	14,345	12,927
	Morgan Stanley	4.300%	1/27/45	24,705	19,612
	Nasdaq Inc.	3.950%	3/7/52	17,300	12,843
	National Australia Bank Ltd.	3.905%	6/9/27	60,000	57,278
[7]	National Australia Bank Ltd.	2.332%	8/21/30	83,980	62,748
[7]	National Australia Bank Ltd.	2.990%	5/21/31	55,019	42,489
[7]	National Australia Bank Ltd.	3.347%	1/12/37	24,765	19,108
[7]	Nationwide Financial Services Inc.	3.900%	11/30/49	47,630	32,937
[7]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	66,415	50,235
	NatWest Group plc	1.642%	6/14/27	30,570	25,703
[7]	NatWest Markets plc	0.800%	8/12/24	23,725	21,780
[7]	NBK SPC Ltd.	1.625%	9/15/27	67,250	57,757
[7]	New York Life Global Funding	2.900%	1/17/24	58,670	57,312
[7]	New York Life Insurance Co.	5.875%	5/15/33	44,785	46,260
[7]	New York Life Insurance Co.	3.750%	5/15/50	17,810	13,424
[7]	New York Life Insurance Co.	4.450%	5/15/69	14,535	11,478
[7]	Nordea Bank Abp	1.500%	9/30/26	65,000	55,456
[7]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,098	18,394
[7]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,060	6,262
[7]	Pacific Life Global Funding II	1.375%	4/14/26	51,785	45,386
[7]	Pacific LifeCorp	5.400%	9/15/52	29,000	27,155
[7]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	15,560	14,956
[7]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	22,660	21,337
[7]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	53,520	51,371
	PNC Bank NA	3.300%	10/30/24	14,645	14,177
	PNC Bank NA	2.950%	2/23/25	34,775	33,238
	PNC Bank NA	3.100%	10/25/27	42,485	38,803
	PNC Bank NA	3.250%	1/22/28	60,960	55,931
	PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	39,564
	PNC Financial Services Group Inc.	2.550%	1/22/30	52,980	43,735
[7]	Principal Life Global Funding II	2.500%	9/16/29	45,000	37,314
[7]	Protective Life Global Funding	4.714%	7/6/27	30,000	28,921
	Prudential Financial Inc.	3.000%	3/10/40	8,200	5,893
	Prudential plc	3.125%	4/14/30	2,725	2,274
[7]	RGA Global Funding	2.700%	1/18/29	32,500	27,149
	Santander Holdings USA Inc.	3.400%	1/18/23	26,105	26,009
[7]	Standard Chartered plc	1.214%	3/23/25	12,545	11,646
[7]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	100,340	94,128
[7]	Svenska Handelsbanken AB	1.418%	6/11/27	65,775	56,676
[7]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	21,990	19,607
[7]	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,865	35,161
[7]	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	38,845
[7]	Temasek Financial I Ltd.	3.625%	8/1/28	36,135	34,463

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Temasek Financial I Ltd.	2.375%	8/2/41	46,325	33,534
[7]	Temasek Financial I Ltd.	2.250%	4/6/51	40,775	25,962
[7]	Temasek Financial I Ltd.	2.500%	10/6/70	23,800	14,161
	Truist Bank	3.300%	5/15/26	11,955	11,086
	Truist Financial Corp.	2.200%	3/16/23	60,000	59,429
	Truist Financial Corp.	3.700%	6/5/25	48,000	46,303
	Truist Financial Corp.	1.950%	6/5/30	33,005	25,829
[7]	UBS AG	1.250%	6/1/26	60,465	52,137
[7]	UBS Group AG	1.494%	8/10/27	40,025	33,624
[7]	UBS Group AG	3.126%	8/13/30	18,240	14,977
[7]	UBS Group AG	2.095%	2/11/32	25,345	18,452
[7]	UBS Group AG	2.746%	2/11/33	28,115	20,889
[7]	UBS Group AG	3.179%	2/11/43	29,380	18,989
[7]	UniCredit SpA	1.982%	6/3/27	37,130	30,643
[7]	UniCredit SpA	3.127%	6/3/32	40,330	28,726
	US Bancorp	3.700%	1/30/24	39,005	38,566
	US Bancorp	2.375%	7/22/26	45,000	41,136
	US Bancorp	2.677%	1/27/33	64,325	51,506
	US Bancorp	4.967%	7/22/33	32,525	30,511
	US Bancorp	2.491%	11/3/36	63,125	47,742
	Wachovia Corp.	6.605%	10/1/25	15,000	15,471
	Wells Fargo & Co.	4.480%	1/16/24	34,444	34,250
	Wells Fargo & Co.	3.750%	1/24/24	30,455	29,997
	Wells Fargo & Co.	3.000%	2/19/25	28,660	27,235
	Wells Fargo & Co.	0.805%	5/19/25	24,935	23,114
	Wells Fargo & Co.	3.550%	9/29/25	27,170	25,871
	Wells Fargo & Co.	3.000%	4/22/26	36,830	33,740
	Wells Fargo & Co.	3.000%	10/23/26	6,435	5,833
	Wells Fargo & Co.	3.196%	6/17/27	57,145	52,017
	Wells Fargo & Co.	3.526%	3/24/28	70,000	63,528
	Wells Fargo & Co.	2.879%	10/30/30	28,045	23,087
	Wells Fargo & Co.	2.572%	2/11/31	98,745	79,035
	Wells Fargo & Co.	3.350%	3/2/33	21,795	17,714
	Wells Fargo & Co.	4.897%	7/25/33	53,620	49,324
	Wells Fargo & Co.	5.606%	1/15/44	28,551	25,595
	Wells Fargo & Co.	4.650%	11/4/44	20,735	16,456
	Wells Fargo & Co.	4.900%	11/17/45	16,060	13,129
	Wells Fargo & Co.	4.400%	6/14/46	36,200	27,660
	Wells Fargo & Co.	4.750%	12/7/46	38,790	31,028
	Wells Fargo & Co.	4.611%	4/25/53	58,110	47,206
					9,922,564
Health Care (4.4%)
	AbbVie Inc.	3.800%	3/15/25	12,825	12,417
	AbbVie Inc.	3.200%	11/21/29	21,925	19,237
	AbbVie Inc.	4.300%	5/14/36	2,780	2,410
	AbbVie Inc.	4.050%	11/21/39	19,895	16,112
	AdventHealth Obligated Group	2.795%	11/15/51	21,620	13,834
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	17,670	14,371
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	19,220	12,941
	Aetna Inc.	2.800%	6/15/23	32,080	31,647
[7]	Alcon Finance Corp.	2.750%	9/23/26	5,645	5,063
[7]	Alcon Finance Corp.	2.600%	5/27/30	7,035	5,668
[7]	Alcon Finance Corp.	3.800%	9/23/49	32,825	23,651
	AmerisourceBergen Corp.	0.737%	3/15/23	12,108	11,904
	Amgen Inc.	3.625%	5/22/24	38,185	37,516

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anthem Inc.	3.650%	12/1/27	13,150	12,238
	Anthem Inc.	4.101%	3/1/28	42,145	39,774
	Anthem Inc.	2.550%	3/15/31	38,225	30,815
	Anthem Inc.	4.650%	8/15/44	3,181	2,733
	Ascension Health	2.532%	11/15/29	48,025	40,608
[4]	Ascension Health	4.847%	11/15/53	1,950	1,903
	AstraZeneca plc	3.375%	11/16/25	27,755	26,502
	AstraZeneca plc	4.000%	1/17/29	33,295	31,575
	Banner Health	2.907%	1/1/42	12,150	8,657
	Baxter International Inc.	2.272%	12/1/28	36,960	30,543
[7]	Bayer US Finance II LLC	4.250%	12/15/25	23,781	22,802
[7]	Bayer US Finance II LLC	5.500%	7/30/35	15,000	13,698
[7]	Bayer US Finance LLC	3.375%	10/8/24	26,960	25,982
	Beth Israel Lahey Health Inc.	3.080%	7/1/51	12,965	8,137
[4]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	17,675	15,642
	Bon Secours Mercy Health Inc.	2.095%	6/1/31	11,525	8,961
	Bristol-Myers Squibb Co.	2.750%	2/15/23	4,416	4,393
	Bristol-Myers Squibb Co.	3.250%	2/20/23	7,303	7,271
	Bristol-Myers Squibb Co.	3.400%	7/26/29	9,086	8,255
	Bristol-Myers Squibb Co.	2.950%	3/15/32	10,915	9,370
	Bristol-Myers Squibb Co.	4.125%	6/15/39	16,775	14,649
	Bristol-Myers Squibb Co.	3.550%	3/15/42	40,260	31,589
	Bristol-Myers Squibb Co.	4.550%	2/20/48	5,553	4,878
	Bristol-Myers Squibb Co.	4.250%	10/26/49	48,907	40,974
	Bristol-Myers Squibb Co.	2.550%	11/13/50	17,765	10,980
	Bristol-Myers Squibb Co.	3.700%	3/15/52	14,050	10,786
	Children's Hospital Corp.	2.585%	2/1/50	5,670	3,499
	Cigna Corp.	3.250%	4/15/25	30,765	29,431
	Cigna Corp.	4.375%	10/15/28	18,115	17,107
	CommonSpirit Health	2.950%	11/1/22	33,780	33,703
	CommonSpirit Health	4.200%	8/1/23	11,695	11,579
	CommonSpirit Health	2.760%	10/1/24	28,080	26,740
	CommonSpirit Health	3.347%	10/1/29	44,950	37,807
	CommonSpirit Health	2.782%	10/1/30	22,715	18,104
[4]	CommonSpirit Health	4.350%	11/1/42	21,485	16,805
	CommonSpirit Health	4.187%	10/1/49	50,733	37,948
	CommonSpirit Health	3.910%	10/1/50	2,570	1,832
	Cottage Health Obligated Group	3.304%	11/1/49	10,000	7,153
[7]	CSL UK Holdings Ltd.	4.250%	4/27/32	34,505	31,451
[7]	CSL UK Holdings Ltd.	4.750%	4/27/52	6,895	5,943
	CVS Health Corp.	4.300%	3/25/28	1,905	1,802
	CVS Health Corp.	1.750%	8/21/30	4,915	3,763
	CVS Health Corp.	4.875%	7/20/35	18,205	16,473
	CVS Health Corp.	4.125%	4/1/40	18,000	14,386
[4,7]	CVS Pass-Through Trust	5.926%	1/10/34	11,068	10,678
	Dignity Health	3.812%	11/1/24	18,560	18,000
	Gilead Sciences Inc.	2.500%	9/1/23	36,390	35,615
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,096
	Gilead Sciences Inc.	3.500%	2/1/25	28,575	27,611
	Gilead Sciences Inc.	4.500%	2/1/45	30,892	25,697
	Gilead Sciences Inc.	4.150%	3/1/47	14,640	11,575
	Gilead Sciences Inc.	2.800%	10/1/50	20,185	12,446
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	16,009
[7]	HCA Inc.	3.625%	3/15/32	20,465	16,580
[7]	HCA Inc.	4.375%	3/15/42	4,590	3,437

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	HCA Inc.	4.625%	3/15/52	10,970	8,254
	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	12,815	8,253
	Inova Health System Foundation	4.068%	5/15/52	14,145	11,605
	Johnson & Johnson	2.450%	3/1/26	78,000	73,019
	Kaiser Foundation Hospitals	3.150%	5/1/27	15,190	14,126
	Kaiser Foundation Hospitals	2.810%	6/1/41	39,420	27,503
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	11,957
	Kaiser Foundation Hospitals	3.002%	6/1/51	38,650	25,538
	Mass General Brigham Inc.	3.192%	7/1/49	32,645	23,299
	Mass General Brigham Inc.	3.342%	7/1/60	31,285	20,974
	Mayo Clinic	4.128%	11/15/52	6,465	5,509
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	11,505	11,085
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	20,260	13,554
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	7,820	6,501
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	5,940	4,977
	Merck & Co. Inc.	2.750%	2/10/25	38,000	36,468
	Merck & Co. Inc.	3.400%	3/7/29	58,390	53,625
	Merck & Co. Inc.	4.150%	5/18/43	28,405	24,210
	Mercy Health	4.302%	7/1/28	19,830	18,658
	Novartis Capital Corp.	3.400%	5/6/24	13,425	13,190
	Novartis Capital Corp.	4.400%	5/6/44	21,485	19,351
	OhioHealth Corp.	2.297%	11/15/31	12,575	9,967
	Pfizer Inc.	3.000%	12/15/26	28,400	26,694
	Pfizer Inc.	3.450%	3/15/29	52,500	48,361
	Pfizer Inc.	1.700%	5/28/30	9,100	7,282
	Pfizer Inc.	4.100%	9/15/38	52,715	46,280
	Pfizer Inc.	2.550%	5/28/40	11,300	7,926
	Piedmont Healthcare Inc.	2.044%	1/1/32	8,750	6,647
	Piedmont Healthcare Inc.	2.719%	1/1/42	8,750	5,839
	Piedmont Healthcare Inc.	2.864%	1/1/52	11,625	7,311
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	10,125	9,282
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	25,655	21,199
[4]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	12,030	9,466
	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	34,000	20,308
[7]	Roche Holdings Inc.	2.375%	1/28/27	61,570	55,681
[7]	Roche Holdings Inc.	2.607%	12/13/51	12,495	8,118
	Royalty Pharma plc	3.550%	9/2/50	48,265	30,159
	Rush Obligated Group	3.922%	11/15/29	12,000	10,879
	SSM Health Care Corp.	3.823%	6/1/27	41,615	39,584
	Sutter Health	2.294%	8/15/30	19,905	16,012
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	30,825	24,426
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	18,290	12,934
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	8,960	7,509
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	19,320	15,234
	Toledo Hospital	5.750%	11/15/38	17,965	16,378
	UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,921
	UnitedHealth Group Inc.	3.100%	3/15/26	14,220	13,454
	UnitedHealth Group Inc.	3.850%	6/15/28	34,260	32,245
	UnitedHealth Group Inc.	2.000%	5/15/30	11,275	9,096
	UnitedHealth Group Inc.	2.300%	5/15/31	14,600	11,744
	UnitedHealth Group Inc.	4.200%	5/15/32	16,790	15,611

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	4.625%	7/15/35	9,285	8,527
	UnitedHealth Group Inc.	6.625%	11/15/37	20,000	21,973
	UnitedHealth Group Inc.	3.500%	8/15/39	7,300	5,732
	UnitedHealth Group Inc.	2.750%	5/15/40	12,760	8,927
	UnitedHealth Group Inc.	4.625%	11/15/41	36,010	32,270
	UnitedHealth Group Inc.	4.250%	3/15/43	31,000	26,275
	UnitedHealth Group Inc.	4.750%	7/15/45	12,296	11,070
	UnitedHealth Group Inc.	4.200%	1/15/47	8,345	6,890
	UnitedHealth Group Inc.	3.750%	10/15/47	4,870	3,747
	UnitedHealth Group Inc.	4.250%	6/15/48	12,545	10,403
	UnitedHealth Group Inc.	4.450%	12/15/48	4,890	4,140
	UnitedHealth Group Inc.	3.700%	8/15/49	40,900	30,850
	UnitedHealth Group Inc.	2.900%	5/15/50	76,019	49,627
	UnitedHealth Group Inc.	3.250%	5/15/51	19,810	13,803
	UnitedHealth Group Inc.	4.750%	5/15/52	8,745	7,820
	UnitedHealth Group Inc.	3.875%	8/15/59	8,560	6,390
	UnitedHealth Group Inc.	3.125%	5/15/60	12,840	8,250
	Wyeth LLC	5.950%	4/1/37	15,000	15,790
					2,446,443
Industrials (1.8%)
[7]	Ashtead Capital Inc.	2.450%	8/12/31	17,920	13,090
[7]	BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	25,307
[7]	BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	28,424
[7]	BAE Systems plc	3.400%	4/15/30	9,390	8,151
	Boeing Co.	1.433%	2/4/24	34,165	32,482
	Boeing Co.	2.700%	2/1/27	16,380	14,241
	Boeing Co.	3.625%	2/1/31	24,370	20,204
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	3,748	3,541
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	5,750	5,023
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	21,220	17,409
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	26,898	22,353
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,225	2,635
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	16,975	11,547
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	13,410	8,731
	Burlington Northern Santa Fe LLC	4.450%	1/15/53	7,485	6,486
	Canadian National Railway Co.	2.450%	5/1/50	25,925	15,653
	Canadian Pacific Railway Co.	2.450%	12/2/31	8,515	6,825
	Canadian Pacific Railway Co.	3.100%	12/2/51	20,120	13,270
	Carrier Global Corp.	2.722%	2/15/30	15,103	12,465
	Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	39,229
	Caterpillar Inc.	3.400%	5/15/24	19,475	19,105
	Caterpillar Inc.	5.200%	5/27/41	19,770	19,581
	CSX Corp.	3.350%	9/15/49	7,745	5,443
[7]	Daimler Trucks Finance North America LLC	3.650%	4/7/27	26,835	24,555
	Eaton Corp.	6.500%	6/1/25	10,000	10,271
	Eaton Corp.	4.150%	3/15/33	23,580	21,303
	Eaton Corp.	4.700%	8/23/52	6,555	5,757
	Illinois Tool Works Inc.	3.500%	3/1/24	42,775	42,222
	John Deere Capital Corp.	2.800%	1/27/23	8,000	7,963
	John Deere Capital Corp.	3.350%	6/12/24	9,000	8,815
	John Deere Capital Corp.	3.450%	3/13/25	43,560	42,329
	Kansas City Southern	4.950%	8/15/45	13,845	12,098
	Lockheed Martin Corp.	1.850%	6/15/30	2,545	2,068
	Lockheed Martin Corp.	4.500%	5/15/36	6,715	6,182

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lockheed Martin Corp.	3.800%	3/1/45	7,501	5,970
	Lockheed Martin Corp.	4.700%	5/15/46	12,041	10,918
	Lockheed Martin Corp.	4.090%	9/15/52	4,609	3,842
	Parker-Hannifin Corp.	3.250%	6/14/29	9,065	7,994
	Parker-Hannifin Corp.	4.450%	11/21/44	14,290	11,685
	Raytheon Technologies Corp.	4.125%	11/16/28	32,800	30,691
	Raytheon Technologies Corp.	4.450%	11/16/38	9,050	7,886
	Raytheon Technologies Corp.	3.750%	11/1/46	5,891	4,433
[7]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	60,797
[7]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	21,840	18,335
[7]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	38,245	30,501
[7]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	34,736
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,040	21,237
	Teledyne Technologies Inc.	2.250%	4/1/28	40,240	33,656
	Teledyne Technologies Inc.	2.750%	4/1/31	44,340	34,982
	Union Pacific Corp.	3.700%	3/1/29	27,750	25,746
	Union Pacific Corp.	2.800%	2/14/32	10,855	9,037
	Union Pacific Corp.	3.375%	2/14/42	17,820	13,570
	Union Pacific Corp.	3.250%	2/5/50	14,765	10,439
	Union Pacific Corp.	3.799%	10/1/51	29,538	22,829
	Union Pacific Corp.	3.500%	2/14/53	34,490	25,065
	Union Pacific Corp.	3.839%	3/20/60	32,310	24,035
	Union Pacific Corp.	3.550%	5/20/61	10,000	6,952
	Union Pacific Corp.	2.973%	9/16/62	7,030	4,267
	Union Pacific Corp.	3.750%	2/5/70	16,165	11,228
[4]	United Airlines Class B Series 2018-1 Pass Through Trust	4.600%	9/1/27	4,967	4,538
					1,010,127
Materials (0.1%)
[7]	Air Liquide Finance SA	2.250%	9/27/23	21,000	20,495
[7]	Air Liquide Finance SA	2.500%	9/27/26	16,815	15,381
[7]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	20,390	13,529
					49,405
Real Estate (0.9%)
	American Tower Corp.	5.000%	2/15/24	8,641	8,636
	American Tower Corp.	4.400%	2/15/26	7,300	7,044
	American Tower Corp.	3.800%	8/15/29	32,261	28,344
	Boston Properties LP	3.125%	9/1/23	13,520	13,267
	Boston Properties LP	3.800%	2/1/24	1,780	1,748
	Crown Castle International Corp.	3.650%	9/1/27	10,385	9,409
	Crown Castle International Corp.	3.800%	2/15/28	8,575	7,768
	Crown Castle International Corp.	2.100%	4/1/31	76,475	57,275
	CubeSmart LP	2.250%	12/15/28	11,790	9,547
	Healthpeak Properties Inc.	2.125%	12/1/28	29,850	24,537
	Healthpeak Properties Inc.	3.000%	1/15/30	30,600	25,595
	Realty Income Corp.	3.400%	1/15/28	8,845	8,046
	Realty Income Corp.	2.200%	6/15/28	25,855	21,824
	Realty Income Corp.	3.250%	1/15/31	19,405	16,479
	Realty Income Corp.	2.850%	12/15/32	19,565	15,684
[7]	SBA Tower Trust	1.840%	4/15/27	53,140	44,871
[7]	SBA Tower Trust	3.448%	3/15/48	28,730	28,491
[7]	SBA Tower Trust	2.836%	1/15/50	24,160	22,643
[7]	SBA Tower Trust	1.884%	7/15/50	9,320	8,170
[7]	SBA Tower Trust	1.631%	5/15/51	40,475	34,463
[7]	SBA Tower Trust	2.593%	10/15/56	50,750	39,739

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Scentre Group Trust 1 / Scentre Group Trust 2	4.375%	5/28/30	28,670	25,429
	Simon Property Group LP	3.750%	2/1/24	6,645	6,548
	Simon Property Group LP	3.375%	10/1/24	20,470	19,861
	Simon Property Group LP	2.450%	9/13/29	38,350	31,255
					516,673
Technology (3.8%)
	Apple Inc.	3.000%	2/9/24	22,750	22,334
	Apple Inc.	3.450%	5/6/24	31,140	30,644
	Apple Inc.	2.850%	5/11/24	45,635	44,521
	Apple Inc.	2.750%	1/13/25	21,615	20,804
	Apple Inc.	3.250%	2/23/26	38,220	36,662
	Apple Inc.	2.450%	8/4/26	55,182	50,990
	Apple Inc.	3.350%	2/9/27	56,435	53,900
	Apple Inc.	3.200%	5/11/27	39,750	37,479
	Apple Inc.	2.900%	9/12/27	83,420	76,970
	Apple Inc.	3.850%	5/4/43	15,275	12,854
	Apple Inc.	4.450%	5/6/44	4,035	3,704
	Apple Inc.	3.850%	8/4/46	36,510	30,242
	Apple Inc.	2.650%	5/11/50	26,520	17,513
	Apple Inc.	2.550%	8/20/60	50,285	30,235
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	10,955	10,097
	Broadcom Inc.	4.110%	9/15/28	38,911	35,203
	Broadcom Inc.	4.150%	11/15/30	4,670	4,036
[7]	Broadcom Inc.	2.600%	2/15/33	25,345	18,153
[7]	Broadcom Inc.	3.419%	4/15/33	10,360	7,949
[7]	Broadcom Inc.	3.500%	2/15/41	21,335	14,389
	Cisco Systems Inc.	2.500%	9/20/26	15,921	14,810
	Intel Corp.	2.875%	5/11/24	29,825	29,057
	Intel Corp.	2.000%	8/12/31	11,260	8,731
	Intel Corp.	4.100%	5/19/46	47,755	38,278
	Intel Corp.	3.250%	11/15/49	10,000	6,655
	Intel Corp.	3.050%	8/12/51	60,730	38,849
	Intel Corp.	4.900%	8/5/52	123,570	109,055
	Intel Corp.	3.200%	8/12/61	16,360	10,140
	International Business Machines Corp.	3.375%	8/1/23	61,300	60,770
	International Business Machines Corp.	3.625%	2/12/24	22,800	22,469
	International Business Machines Corp.	3.000%	5/15/24	81,400	79,219
	International Business Machines Corp.	7.000%	10/30/25	25,000	26,499
	International Business Machines Corp.	3.300%	5/15/26	148,025	139,586
	International Business Machines Corp.	3.500%	5/15/29	98,025	88,588
	Microsoft Corp.	2.875%	2/6/24	47,230	46,297
	Microsoft Corp.	2.700%	2/12/25	23,890	22,938
	Microsoft Corp.	3.125%	11/3/25	11,865	11,411
	Microsoft Corp.	2.400%	8/8/26	64,501	59,722
	Microsoft Corp.	3.450%	8/8/36	25,692	22,454
	Microsoft Corp.	2.525%	6/1/50	162,183	106,669
	Microsoft Corp.	2.921%	3/17/52	115,380	81,579
	Microsoft Corp.	2.675%	6/1/60	19,051	12,067
	Oracle Corp.	2.400%	9/15/23	63,535	61,971
	Oracle Corp.	2.950%	11/15/24	80,105	76,444
	Oracle Corp.	1.650%	3/25/26	51,805	45,431
	Oracle Corp.	3.250%	11/15/27	96,975	86,391
	Oracle Corp.	4.000%	11/15/47	16,360	10,986

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	3.850%	4/1/60	18,920	11,435
	QUALCOMM Inc.	1.300%	5/20/28	27,611	22,809
	QUALCOMM Inc.	2.150%	5/20/30	44,450	36,715
	QUALCOMM Inc.	1.650%	5/20/32	41,504	31,129
	QUALCOMM Inc.	4.250%	5/20/32	8,595	8,117
	QUALCOMM Inc.	4.500%	5/20/52	19,725	16,962
[7]	S&P Global Inc.	2.700%	3/1/29	25,905	22,410
[7]	S&P Global Inc.	2.900%	3/1/32	11,910	9,951
[7]	S&P Global Inc.	3.700%	3/1/52	6,220	4,710
	Workday Inc.	3.700%	4/1/29	9,155	8,211
	Workday Inc.	3.800%	4/1/32	35,295	30,704
					2,078,898
Utilities (5.9%)
	AEP Texas Inc.	4.150%	5/1/49	4,750	3,614
	AEP Texas Inc.	3.450%	1/15/50	16,810	11,432
	AEP Transmission Co. LLC	4.500%	6/15/52	14,190	12,079
	Alabama Power Co.	5.200%	6/1/41	3,365	3,019
	Alabama Power Co.	4.100%	1/15/42	5,595	4,367
	Alabama Power Co.	3.750%	3/1/45	20,255	15,268
	Alabama Power Co.	4.300%	7/15/48	27,790	22,961
	Ameren Illinois Co.	3.800%	5/15/28	22,365	20,939
	Ameren Illinois Co.	3.700%	12/1/47	5,085	3,870
	American Water Capital Corp.	2.950%	9/1/27	20,245	18,377
	American Water Capital Corp.	4.450%	6/1/32	33,370	31,023
	American Water Capital Corp.	3.750%	9/1/47	1,495	1,124
	American Water Capital Corp.	4.200%	9/1/48	29,696	23,965
	American Water Capital Corp.	4.150%	6/1/49	885	710
	American Water Capital Corp.	3.450%	5/1/50	4,430	3,188
	Arizona Public Service Co.	3.350%	5/15/50	16,830	10,996
	Baltimore Gas and Electric Co.	2.400%	8/15/26	20,945	19,044
	Baltimore Gas and Electric Co.	2.900%	6/15/50	9,820	6,389
	Baltimore Gas and Electric Co.	4.550%	6/1/52	3,880	3,343
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	32,052	32,510
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	865	866
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,725	9,795
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	32,020	25,849
[7]	Berkshire Hathaway Energy Co.	4.600%	5/1/53	52,900	44,868
[7]	Boston Gas Co.	3.150%	8/1/27	8,010	7,127
[7]	Boston Gas Co.	3.001%	8/1/29	5,700	4,812
[7]	Boston Gas Co.	3.757%	3/16/32	13,050	10,991
[7]	Brooklyn Union Gas Co.	4.273%	3/15/48	63,125	46,453
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	6,685	5,608
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	9,123	8,432
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	4,488
	Cleco Corporate Holdings LLC	3.375%	9/15/29	13,465	11,356
	Cleco Securitization I LLC	4.646%	9/1/44	26,300	25,262
	Commonwealth Edison Co.	2.950%	8/15/27	23,275	21,251
	Commonwealth Edison Co.	4.350%	11/15/45	11,990	10,009
	Commonwealth Edison Co.	3.650%	6/15/46	6,420	4,874
	Commonwealth Edison Co.	3.750%	8/15/47	5,000	3,866
	Commonwealth Edison Co.	4.000%	3/1/48	17,900	14,346
	Commonwealth Edison Co.	3.850%	3/15/52	13,160	10,279
	Consolidated Edison Co of New York Inc.	3.600%	6/15/61	1,350	927
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	9,454
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	45,000	46,272

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	25,332
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,752	2,088
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,755	1,355
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	32,238	21,419
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	24,915	20,450
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	27,272	21,478
	Consumers Energy Co.	4.200%	9/1/52	28,110	23,365
	Delmarva Power & Light Co.	3.500%	11/15/23	9,550	9,428
[7]	Dominion Energy Inc.	2.450%	1/15/23	106,490	105,888
	Dominion Energy Inc.	4.900%	8/1/41	13,562	11,975
	Dominion Energy Inc.	4.600%	3/15/49	13,855	11,795
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,832	5,151
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,446	1,434
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	23,085	23,918
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	9,627	9,266
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	6,830	5,919
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	25,065	23,128
	Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	5,162
	Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	13,715
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	4,114
	Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	5,337
	Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	4,188
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,220	12,857
	Duke Energy Corp.	2.650%	9/1/26	17,480	15,858
	Duke Energy Corp.	3.400%	6/15/29	11,420	10,056
	Duke Energy Corp.	4.500%	8/15/32	25,540	23,100
	Duke Energy Corp.	3.300%	6/15/41	33,075	23,060
	Duke Energy Corp.	4.800%	12/15/45	37,600	31,234
	Duke Energy Corp.	3.750%	9/1/46	14,740	10,446
	Duke Energy Corp.	3.500%	6/15/51	36,945	24,918
	Duke Energy Corp.	5.000%	8/15/52	22,795	19,471
	Duke Energy Progress LLC	3.400%	4/1/32	38,235	32,830
	Duke Energy Progress LLC	6.300%	4/1/38	1,625	1,699
	Duke Energy Progress LLC	4.100%	3/15/43	6,221	5,088
	Duke Energy Progress LLC	4.200%	8/15/45	61,923	50,156
	Duke Energy Progress LLC	2.500%	8/15/50	2,455	1,468
	Duke Energy Progress LLC	2.900%	8/15/51	2,503	1,624
	Duke Energy Progress LLC	4.000%	4/1/52	9,770	7,647
[4]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/39	34,240	25,900
[7]	East Ohio Gas Co.	2.000%	6/15/30	13,440	10,441
[7]	East Ohio Gas Co.	3.000%	6/15/50	19,575	12,328
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	14,085	13,856
[7]	Electricite de France SA	4.875%	9/21/38	69,690	58,419
[7]	Electricite de France SA	4.875%	1/22/44	2,910	2,281
[7]	Electricite de France SA	4.950%	10/13/45	12,500	9,557
	Emera US Finance LP	3.550%	6/15/26	32,320	30,069
[7]	Enel Finance International NV	5.000%	6/15/32	44,990	38,446
[7]	Enel Finance International NV	5.500%	6/15/52	48,955	38,569
	Entergy Corp.	2.950%	9/1/26	7,085	6,475
	Entergy Louisiana LLC	3.120%	9/1/27	10,065	9,135
	Evergy Inc.	2.450%	9/15/24	28,130	26,638
	Evergy Kansas Central Inc.	3.250%	9/1/49	3,120	2,136
	Evergy Metro Inc.	2.250%	6/1/30	8,520	6,932
	Evergy Metro Inc.	4.200%	3/15/48	3,282	2,670

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Eversource Energy	2.900%	10/1/24	25,155	24,110
	Eversource Energy	3.150%	1/15/25	6,775	6,479
	Eversource Energy	3.300%	1/15/28	14,490	13,113
	Eversource Energy	3.375%	3/1/32	14,435	12,161
[7]	Exelon Corp.	3.350%	3/15/32	35,015	29,389
	Florida Power & Light Co.	6.200%	6/1/36	12,452	13,007
	Florida Power & Light Co.	5.950%	2/1/38	10,000	10,291
	Florida Power & Light Co.	5.690%	3/1/40	4,994	5,020
	Florida Power & Light Co.	5.250%	2/1/41	29,745	28,857
	Florida Power & Light Co.	4.125%	2/1/42	20,000	16,743
	Florida Power & Light Co.	3.700%	12/1/47	27,690	21,532
	Fortis Inc.	3.055%	10/4/26	44,365	40,505
	Georgia Power Co.	4.700%	5/15/32	30,600	28,713
	Georgia Power Co.	4.750%	9/1/40	34,725	28,991
	Georgia Power Co.	4.300%	3/15/42	28,162	22,484
	Georgia Power Co.	3.700%	1/30/50	9,335	6,750
	Georgia Power Co.	5.125%	5/15/52	35,520	32,093
	Indiana Michigan Power Co.	4.250%	8/15/48	14,590	11,500
[7]	ITC Holdings Corp.	4.950%	9/22/27	4,440	4,331
[7]	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	33,568
[7]	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	4,760
[7]	Massachusetts Electric Co.	5.900%	11/15/39	21,895	21,303
[7]	Metropolitan Edison Co.	4.300%	1/15/29	6,851	6,392
	MidAmerican Energy Co.	5.750%	11/1/35	9,925	10,101
	MidAmerican Energy Co.	4.400%	10/15/44	1,110	944
	MidAmerican Energy Co.	4.250%	5/1/46	14,675	12,399
	MidAmerican Energy Co.	4.250%	7/15/49	11,000	9,120
	MidAmerican Energy Co.	3.150%	4/15/50	44,720	30,547
[7]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	3,400	3,149
[7]	Monongahela Power Co.	4.100%	4/15/24	11,000	10,782
[7]	Monongahela Power Co.	5.400%	12/15/43	4,320	3,965
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	14,994
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	30,813
	Nevada Power Co.	3.125%	8/1/50	17,655	11,383
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,950	30,504
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	33,830	28,050
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	12,880	11,458
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	20,155	16,953
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	41,505	33,103
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	8,755	8,369
[7]	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,280	32,420
[7]	Niagara Mohawk Power Corp.	3.025%	6/27/50	22,255	13,626
	NiSource Inc.	5.250%	2/15/43	13,546	12,200
	NiSource Inc.	4.800%	2/15/44	7,995	6,716
	NiSource Inc.	5.000%	6/15/52	21,065	18,411
	Northern States Power Co.	2.250%	4/1/31	4,915	4,026
	Northern States Power Co.	4.500%	6/1/52	6,645	5,811
[4,7]	Oglethorpe Power Corp.	6.191%	1/1/31	35,520	35,947
	Oglethorpe Power Corp.	5.950%	11/1/39	5,145	4,863
	Oglethorpe Power Corp.	4.550%	6/1/44	1,835	1,441
	Oglethorpe Power Corp.	4.250%	4/1/46	20,029	14,780
[7]	Oglethorpe Power Corp.	4.500%	4/1/47	4,095	3,208
	Oglethorpe Power Corp.	5.050%	10/1/48	4,806	4,016
	Oglethorpe Power Corp.	5.250%	9/1/50	17,225	14,533

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oklahoma Gas and Electric Co.	6.500%	4/15/28	10,000	10,453
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	30,404
[7]	Oncor Electric Delivery Co. LLC	4.150%	6/1/32	7,625	7,102
[7]	Oncor Electric Delivery Co. LLC	4.550%	9/15/32	34,590	33,303
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	10,916
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	3,275	2,883
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	23,765	15,155
[7]	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	26,785	23,825
[7]	Oncor Electric Delivery Co. LLC	4.950%	9/15/52	25,010	23,589
	PacifiCorp	2.950%	6/1/23	14,835	14,640
	PacifiCorp	3.600%	4/1/24	20,000	19,695
	PacifiCorp	3.350%	7/1/25	15,354	14,710
	PacifiCorp	2.700%	9/15/30	8,500	7,089
	PacifiCorp	5.750%	4/1/37	14,188	13,729
	PacifiCorp	4.125%	1/15/49	2,262	1,806
	PacifiCorp	4.150%	2/15/50	11,330	9,106
	PacifiCorp	3.300%	3/15/51	20,663	14,426
	PECO Energy Co.	4.600%	5/15/52	16,875	14,860
[4]	PG&E Energy Recovery Funding LLC	2.280%	1/15/38	3,573	2,702
[4]	PG&E Energy Recovery Funding LLC	2.822%	7/15/48	16,435	11,478
	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/49	26,060	24,823
	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/54	23,790	22,878
	Piedmont Natural Gas Co Inc.	5.050%	5/15/52	14,375	12,630
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	8,630
	Public Service Electric and Gas Co.	3.100%	3/15/32	13,910	11,849
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	16,455
	San Diego Gas & Electric Co.	1.700%	10/1/30	4,915	3,792
	San Diego Gas & Electric Co.	3.750%	6/1/47	5,620	4,207
	San Diego Gas & Electric Co.	4.150%	5/15/48	1,505	1,243
	San Diego Gas & Electric Co.	2.950%	8/15/51	711	464
	San Diego Gas & Electric Co.	3.700%	3/15/52	43,105	32,610
[4]	SCE Recovery Funding LLC	0.861%	11/15/33	10,090	8,467
	SCE Recovery Funding LLC	1.942%	5/15/40	3,915	2,944
	SCE Recovery Funding LLC	2.510%	11/15/43	3,545	2,427
	Sempra Energy	3.700%	4/1/29	5,190	4,638
	Sempra Energy	3.800%	2/1/38	20,000	15,608
	Sempra Energy	6.000%	10/15/39	21,184	20,617
	Sierra Pacific Power Co.	2.600%	5/1/26	8,027	7,413
	Southern California Edison Co.	3.700%	8/1/25	3,225	3,102
	Southern California Edison Co.	5.750%	4/1/35	5,000	4,722
	Southern California Edison Co.	6.050%	3/15/39	1,995	1,925
	Southern California Edison Co.	4.500%	9/1/40	5,150	4,149
	Southern California Edison Co.	4.050%	3/15/42	17,788	13,216
	Southern California Edison Co.	3.900%	3/15/43	8,782	6,449
	Southern California Edison Co.	4.650%	10/1/43	16,770	13,774
	Southern California Edison Co.	3.600%	2/1/45	8,160	5,489
	Southern California Edison Co.	4.000%	4/1/47	3,675	2,686
	Southern California Edison Co.	4.125%	3/1/48	32,029	23,799
	Southern California Edison Co.	3.650%	2/1/50	25,325	17,348
	Southern California Gas Co.	2.600%	6/15/26	28,885	26,465
	Southern California Gas Co.	2.950%	4/15/27	26,220	23,943
	Southern Co.	2.950%	7/1/23	44,985	44,393
	Southern Co.	4.400%	7/1/46	25,160	19,778
	Southwest Gas Corp.	2.200%	6/15/30	9,465	7,154
	Southwestern Electric Power Co.	2.750%	10/1/26	15,000	13,595

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	9,542
	Southwestern Public Service Co.	3.700%	8/15/47	3,790	2,816
[7]	Texas Electric Market Stabilization Funding N LLC	4.966%	2/1/44	39,050	38,391
[7]	Texas Electric Market Stabilization Funding N LLC	5.057%	8/1/48	18,750	17,877
[7]	Texas Electric Market Stabilization Funding N LLC	5.167%	2/1/52	17,590	17,576
	Union Electric Co.	4.000%	4/1/48	14,942	11,882
	Union Electric Co.	3.900%	4/1/52	13,335	10,487
	Virginia Electric and Power Co.	3.500%	3/15/27	40,765	38,198
	Virginia Electric and Power Co.	6.000%	5/15/37	9,435	9,489
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	13,710
	Xcel Energy Inc.	3.350%	12/1/26	33,370	31,017
					3,273,934
Total Corporate Bonds (Cost $27,952,493)					23,827,098
Sovereign Bonds (0.9%)
[7]	Emirate of Abu Dhabi	4.951%	7/7/52	20,995	20,055
[7]	Government of Bermuda	2.375%	8/20/30	18,120	14,480
[7]	Government of Bermuda	3.375%	8/20/50	7,115	4,744
[7]	Kingdom of Saudi Arabia	2.875%	3/4/23	30,320	30,088
	Province of Ontario	2.500%	4/27/26	100,400	93,579
	Province of Quebec	2.500%	4/20/26	134,755	125,861
	Republic of Chile	2.550%	1/27/32	20,660	16,228
	Republic of Chile	2.550%	7/27/33	37,110	27,834
	Republic of Chile	3.500%	1/31/34	19,975	16,302
	Republic of Chile	3.500%	4/15/53	22,895	15,185
	Republic of Chile	3.100%	1/22/61	14,340	8,330
	Republic of Colombia	4.000%	2/26/24	29,348	28,605
[7]	State of Qatar	3.875%	4/23/23	69,280	69,018
[7]	State of Qatar	3.375%	3/14/24	3,250	3,185
[7]	State of Qatar	4.400%	4/16/50	13,435	11,779
	United Mexican States	4.400%	2/12/52	18,705	12,910
Total Sovereign Bonds (Cost $561,607)					498,183
Taxable Municipal Bonds (3.0%)
	Alabama Federal Aid Highway Finance Authority Government Fund/Grant Revenue	2.650%	9/1/37	4,905	3,635
	Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	14,735	12,653
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	4,670	5,316
	Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	24,800	30,384
	Broward FL Airport System Port, Airport & Marina Revenue	3.477%	10/1/43	10,070	7,754
	California GO	7.500%	4/1/34	5,845	6,958
	California GO	7.350%	11/1/39	45,195	54,303
	California GO	7.600%	11/1/40	2,215	2,785
	California Health Facilities Financing Authority Intergovernmental Agreement Revenue	4.190%	6/1/37	9,220	8,041
	California State University College & University Revenue	2.719%	11/1/52	12,175	7,689
	California State University College & University Revenue	2.939%	11/1/52	15,330	10,141

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	4,780	5,386
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	61,935	69,541
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	31,650	35,820
	Chicago Transit Authority Sales Tax Receipts Fund Sales Tax Revenue	6.200%	12/1/40	2,290	2,450
	Commonwealth of Massachusetts	4.110%	7/15/31	20,215	19,393
	Commonwealth of Massachusetts GO	2.514%	7/1/41	10,625	7,610
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	2.843%	11/1/46	10,280	7,204
	Dallas Fort Worth International Airport Port, Airport & Marina Revenue	4.087%	11/1/51	4,680	3,865
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.089%	11/1/40	7,770	5,941
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	4.507%	11/1/51	28,285	24,676
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	6,712
	Duke University College & University Revenue	5.850%	4/1/37	62,165	67,164
	Florida State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	33,175	28,371
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	5,145	3,774
[9]	Foothill-Eastern Transportation Corridor Agency Highway Revenue	3.924%	1/15/53	38,475	27,805
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	71,194	77,127
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	2.746%	6/1/34	2,375	1,866
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.293%	6/1/42	4,595	3,293
	Golden State Tobacco Securitization Corp. Tobacco Settlement Funded Revenue	3.000%	6/1/46	9,955	8,610
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	53,710	37,461
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	12,495	9,701
	Houston TX GO	6.290%	3/1/32	13,425	14,100
	Illinois GO	5.100%	6/1/33	144,465	137,612
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	16,525	17,649
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	5,335	4,147
	Kansas Development Finance Authority Appropriations Revenue	4.927%	4/15/45	38,405	36,009
[10]	Kansas Development Finance Authority Appropriations Revenue	2.774%	5/1/51	15,160	10,123
	Louisville and Jefferson County Metropolitan Sewer District Sewer Revenue	6.250%	5/15/43	11,000	12,062
	Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	12,005	12,947
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	28,455	23,261
	Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	15,000	16,293

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	16,565	13,115
	Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	23,000	17,224
	Massachusetts Water Resources Authority Water Revenue	2.823%	8/1/41	12,650	9,612
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	16,940	18,114
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	2,430	2,952
	Metropolitan Transportation Authority Transit Revenue	6.200%	11/15/26	2,255	2,275
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	27,855	29,867
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	37,785	33,603
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	11,385	9,459
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	28,975	35,449
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	21,345	17,073
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	11,865	8,700
	New York State Thruway Authority Highway & Bridge Trust Fund Fuel Sales Tax Revenue	5.883%	4/1/30	29,670	31,044
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	16,215	13,263
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	9,140	7,168
	North Texas Tollway Authority Highway Revenue	3.011%	1/1/43	10,335	7,472
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	15,100	17,909
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	14,510	15,607
[11]	Oregon School Boards Assn. GO	4.759%	6/30/28	11,993	11,822
[10]	Oregon State University College & University Revenue	3.424%	3/1/60	31,000	21,849
[12]	Philadelphia Authority for Industrial Development Miscellaneous Revenue	6.550%	10/15/28	64,830	68,628
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	1,960	1,998
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.175%	7/15/60	16,940	11,072
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	53,000	46,306
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	10,910	10,176
	Regents of the University of California Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.132%	5/15/32	17,270	15,752
	Riverside CA General Fund Revenue	3.857%	6/1/45	12,905	10,739
	Riverside County CA Appropriations Revenue	3.818%	2/15/38	9,875	8,449
	Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	11,595	9,106

Wellesley Income Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sales Tax Securitization Corp. Intergovernmental Agreement Illinois Revenue	3.238%	1/1/42	20,635	15,633
	San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	6,360	4,468
	Texas Transportation Commission GO	2.562%	4/1/42	8,625	6,139
	Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	12,275	12,428
	Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	17,140	15,695
	University of California College & University Revenue	1.316%	5/15/27	13,645	11,725
	University of California College & University Revenue	1.614%	5/15/30	23,375	18,365
	University of California College & University Revenue	4.601%	5/15/31	19,390	18,650
	University of California College & University Revenue	4.765%	5/15/44	4,740	4,452
	University of California College & University Revenue	3.931%	5/15/45	18,275	15,780
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	10,665	12,174
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	15,790	18,008
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	14,850	9,865
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	4.563%	5/15/53	45,480	40,086
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.256%	5/15/60	27,700	18,132
	University of Michigan College & University Revenue	3.504%	4/1/52	14,470	11,089
	University of Minnesota College & University Revenue	4.048%	4/1/52	28,000	24,407
	Utility Debt Securitization Authority Electric Power & Light Revenue	3.435%	12/15/25	3,475	3,440
[9]	Wisconsin Appropriations Revenue	5.700%	5/1/26	6,285	6,444
	Wisconsin Appropriations Revenue	3.954%	5/1/36	28,325	25,317
Total Taxable Municipal Bonds (Cost $1,926,976)					1,685,732
				Shares
Common Stocks (37.6%)
Communication Services (0.6%)
	Comcast Corp. Class A			11,184,687	328,047
Consumer Discretionary (2.6%)
	Home Depot Inc.			2,703,174	745,914
	TJX Cos. Inc.			5,068,173	314,835
	Darden Restaurants Inc.			1,869,216	236,119
	Starbucks Corp.			1,587,762	133,785
					1,430,653

Wellesley Income Fund
		Shares	Market Value• ($000)
Consumer Staples (5.0%)
	Unilever plc ADR	9,463,895	414,897
	Procter & Gamble Co.	3,104,198	391,905
	Philip Morris International Inc.	4,524,556	375,584
	Mondelez International Inc. Class A	5,885,958	322,727
	Kellogg Co.	3,518,513	245,100
	Archer-Daniels-Midland Co.	2,876,880	231,445
	PepsiCo Inc.	1,290,434	210,676
	Sysco Corp.	2,846,764	201,295
	Coca-Cola Co.	3,513,537	196,828
	Kimberly-Clark Corp.	1,703,921	191,759
			2,782,216
Energy (3.5%)
	ConocoPhillips	5,865,442	600,269
	EOG Resources Inc.	3,696,068	412,962
	Coterra Energy Inc.	14,119,690	368,806
[13]	TC Energy Corp.	5,506,669	221,806
	Pioneer Natural Resources Co.	893,255	193,417
	Phillips 66	2,115,402	170,755
			1,968,015
Financials (6.4%)
	JPMorgan Chase & Co.	6,547,171	684,179
	Morgan Stanley	6,755,016	533,714
	MetLife Inc.	8,111,726	493,031
	M&T Bank Corp.	1,963,721	346,243
	Chubb Ltd.	1,801,613	327,677
	Truist Financial Corp.	6,242,160	271,784
	Blackstone Inc.	3,208,653	268,564
	Royal Bank of Canada	2,622,557	236,122
	PNC Financial Services Group Inc.	1,348,825	201,542
	BlackRock Inc.	343,226	188,871
			3,551,727
Health Care (6.7%)
	Johnson & Johnson	4,742,137	774,675
	Pfizer Inc.	16,416,847	718,401
	Merck & Co. Inc.	7,626,969	656,835
	Eli Lilly & Co.	1,054,121	340,850
	AstraZeneca plc ADR	5,896,819	323,381
	CVS Health Corp.	3,275,084	312,345
	Roche Holding AG	817,262	266,046
	Medtronic plc	3,171,635	256,109
	Koninklijke Philips NV GDR	4,904,526	75,481
			3,724,123
Industrials (3.7%)
	General Dynamics Corp.	1,749,383	371,167
	Eaton Corp. plc	2,393,919	319,253
	Johnson Controls International plc	5,824,876	286,700
	L3Harris Technologies Inc.	1,114,674	231,663
	Siemens AG (Registered)	2,269,473	221,825
	Canadian National Railway Co.	1,916,840	207,011
	Honeywell International Inc.	1,220,801	203,837
	Raytheon Technologies Corp.	2,351,886	192,525
			2,033,981

Wellesley Income Fund
				Shares	Market Value• ($000)
Information Technology (3.7%)
		Cisco Systems Inc.		11,413,523	456,541
		Analog Devices Inc.		2,344,784	326,722
		Texas Instruments Inc.		1,533,687	237,384
		Corning Inc.		7,822,876	227,020
		QUALCOMM Inc.		1,835,987	207,430
		Broadcom Inc.		461,351	204,844
		NXP Semiconductors NV		1,360,397	200,672
		Fidelity National Information Services Inc.		2,631,467	198,860
					2,059,473
Materials (1.5%)
		LyondellBasell Industries NV Class A		3,970,406	298,892
		PPG Industries Inc.		2,663,921	294,869
[13]		Rio Tinto plc ADR		3,934,901	216,656
					810,417
Real Estate (0.7%)
		Crown Castle Inc.		1,325,517	191,603
		Welltower Inc.		2,798,240	179,983
					371,586
Utilities (3.2%)
		Exelon Corp.		9,604,710	359,792
		Sempra Energy (XNYS)		2,346,251	351,797
		American Electric Power Co. Inc.		4,006,695	346,379
		NextEra Energy Inc.		3,906,326	306,295
		Duke Energy Corp.		2,719,186	252,939
		Dominion Energy Inc.		2,705,801	186,998
					1,804,200
Total Common Stocks (Cost $16,753,508)					20,864,438
		Coupon
Temporary Cash Investments (2.9%)
Money Market Fund (0.7%)
[14,15]	Vanguard Market Liquidity Fund	2.828%		3,776,796	377,567
			Maturity Date	Face Amount ($000)
Repurchase Agreements (1.4%)
	Bank of America Securities, LLC (Dated 9/30/22, Repurchase Value $4,501,000, collateralized by Ginnie Mae 5.000%, 9/20/52, with a value of $4,590,000)	3.050%	10/3/22	4,500	4,500
	Deutsche Bank Securities, Inc. (Dated 9/30/22, Repurchase Value $189,747,000, collateralized by Fannie Mae 2.500%– 5.000%, 5/1/40–7/1/52, with a value of $193,494,000)	3.000%	10/3/22	189,700	189,700

Wellesley Income Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Bank USA (Dated 9/30/22, Repurchase Value $17,404,000, collateralized by U.S. Treasury Note/Bond 0.125%–4.750%, 7/15/23–5/15/41, with a value of $17,748,000)	2.960%	10/3/22	17,400	17,400
HSBC Bank USA (Dated 9/30/22, Repurchase Value $125,332,000, collateralized by Fannie Mae 2.500%–5.000%, 6/1/28–7/1/52, and Freddie Mac 2.500%–5.000%, 6/1/35–7/1/52, with a value of $127,806,000)	3.050%	10/3/22	125,300	125,300
JP Morgan Securities LLC (Dated 9/30/22, Repurchase Value $28,607,000, collateralized by U.S. Treasury Bill 0.000%, 3/16/23, and U.S. Treasury Note/Bond 0.125%–3.375%, 5/15/23–8/15/42, with a value of $29,172,000)	2.970%	10/3/22	28,600	28,600
Natixis SA (Dated 9/30/22, Repurchase Value $251,662,000, collateralized by Fannie Mae 0.000%, 11/15/30, Federal Home Loan Bank 5.180%, 7/27/37, U.S. Treasury Inflation Indexed Note/Bond 0.875%–2.000%, 1/15/26–2/15/47, and U.S. Treasury Note/Bond 0.125%–6.625%, 1/31/23–5/15/50, with a value of $256,632,000)	2.950%	10/3/22	251,600	251,600
NatWest Markets plc (Dated 9/30/22, Repurchase Value $77,219,000, collateralized by U.S. Treasury Note/Bond 3.875%–4.125%, 9/30/27–9/30/29, with a value of $78,744,000)	2.980%	10/3/22	77,200	77,200
Nomura International plc (Dated 9/30/22, Repurchase Value $72,918,000, collateralized by U.S. Treasury Note/Bond 2.625%, 7/31/29, with a value of $74,358,000)	2.970%	10/3/22	72,900	72,900
RBC Capital Markets LLC (Dated 9/30/22, Repurchase Value $31,808,000, collateralized by Fannie Mae 4.000%, 5/1/52, Freddie Mac 3.500%, 3/1/43, and U.S. Treasury Bill 0.000%, 10/20/22–3/16/23, with a value of $32,436,000)	3.000%	10/3/22	31,800	31,800
Societe Generale (Dated 9/30/22, Repurchase Value $3,601,000, collateralized by U.S. Treasury Note/Bond 1.125%, 2/28/27, with a value of $3,672,000)	2.980%	10/3/22	3,600	3,600
				802,600
U.S. Government and Agency Obligations (0.8%)
Federal Home Loan Banks Discount Notes	3.144%	11/10/22	90,000	89,714
Federal Home Loan Banks Discount Notes	3.135%	11/14/22	100,000	99,645

Wellesley Income Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Federal Home Loan Banks Discount Notes	3.115%	11/15/22	60,000	59,781
United States Treasury Bill	0.448%–0.690%	12/29/22	185,000	183,567
				432,707
Total Temporary Cash Investments (Cost $1,614,028)				1,612,874
Total Investments (102.0%) (Cost $57,755,580)				56,569,386
Other Assets and Liabilities—Net (-2.0%)				(1,088,918)
Net Assets (100%)				55,480,468
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,037,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $66,887,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	Securities with a value of $19,380,000 have been segregated as initial margin for open centrally cleared swap contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2022.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $7,463,664,000, representing 13.5% of net assets.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
10	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
11	Scheduled principal and interest payments are guaranteed by Ambac Assurance Corp.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $352,608,000.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15	Collateral of $377,575,000 was received for securities on loan, of which $377,566,000 is held in Vanguard Market Liquidity Fund and $9,000 is held in cash.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
CLO—Collaterized Loan Obligation.
GDR—Global Depositary Receipt.
GO—General Obligation Bond.
HSBC—HSBC Bank USA, N.A.
LIBOR—London Interbank Offered Rate.
RBC—Royal Bank of Canada.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	786	161,437	(2,613)
10-Year U.S. Treasury Note	December 2022	4,265	477,947	(3,492)
				(6,105)

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S39-V1	12/21/27	USD	585,000	1.000	(1,682)	(1,335)
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $57,378,021)	56,191,819
Affiliated Issuers (Cost $377,559)	377,567
Total Investments in Securities	56,569,386
Investment in Vanguard	2,211
Cash	28,131
Foreign Currency, at Value (Cost $513)	538
Receivables for Investment Securities Sold	188,997
Receivables for Accrued Income	355,241
Receivables for Capital Shares Issued	12,769
Total Assets	57,157,273
Liabilities
Payables for Investment Securities Purchased	1,236,500
Collateral for Securities on Loan	377,575
Payables to Investment Advisor	9,729
Payables for Capital Shares Redeemed	49,793
Payables to Vanguard	2,664
Variation Margin Payable—Futures Contracts	43
Variation Margin Payable—Centrally Cleared Swap Contracts	501
Total Liabilities	1,676,805
Net Assets	55,480,468
1 Includes $352,608 of securities on loan.
At September 30, 2022, net assets consisted of:

Paid-in Capital	54,428,146
Total Distributable Earnings (Loss)	1,052,322
Net Assets	55,480,468

Investor Shares—Net Assets
Applicable to 419,604,555 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,138,003
Net Asset Value Per Share—Investor Shares	$24.16

Admiral Shares—Net Assets
Applicable to 774,781,662 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	45,342,465
Net Asset Value Per Share—Admiral Shares	$58.52

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends[1]	773,347
Interest	1,118,253
Securities Lending—Net	388
Total Income	1,891,988
Expenses
Investment Advisory Fees—Note B
Basic Fee	34,450
Performance Adjustment	6,633
The Vanguard Group—Note C
Management and Administrative—Investor Shares	19,005
Management and Administrative—Admiral Shares	49,412
Marketing and Distribution—Investor Shares	938
Marketing and Distribution—Admiral Shares	2,141
Custodian Fees	301
Auditing Fees	27
Shareholders’ Reports—Investor Shares	212
Shareholders’ Reports—Admiral Shares	372
Trustees’ Fees and Expenses	24
Other Expenses	20
Total Expenses	113,535
Expenses Paid Indirectly	(50)
Net Expenses	113,485
Net Investment Income	1,778,503
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,733,047
Futures Contracts	(84,586)
Swap Contracts	10,778
Foreign Currencies	(317)
Realized Net Gain (Loss)	2,658,922

Wellesley Income Fund
Statement of Operations (continued)
Year Ended September 30, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(12,255,972)
Futures Contracts	(6,078)
Swap Contracts	(1,335)
Foreign Currencies	(606)
Change in Unrealized Appreciation (Depreciation)	(12,263,991)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,826,566)
1	Dividends are net of foreign withholding taxes of $5,164,000.
2	Realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($20,000), and $9,000 respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,778,503	1,652,204
Realized Net Gain (Loss)	2,658,922	2,275,119
Change in Unrealized Appreciation (Depreciation)	(12,263,991)	2,824,268
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,826,566)	6,751,591
Distributions
Investor Shares	(759,034)	(524,963)
Admiral Shares	(3,353,809)	(2,128,302)
Total Distributions	(4,112,843)	(2,653,265)
Capital Share Transactions
Investor Shares	(287,404)	(465,746)
Admiral Shares	925,078	2,845,572
Net Increase (Decrease) from Capital Share Transactions	637,674	2,379,826
Total Increase (Decrease)	(11,301,735)	6,478,152
Net Assets
Beginning of Period	66,782,203	60,304,051
End of Period	55,480,468	66,782,203

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.31	$27.46	$27.18	$26.43	$26.66
Investment Operations
Net Investment Income[1]	.750	.724	.775	.803	.779
Net Realized and Unrealized Gain (Loss) on Investments	(4.120)	2.306	.576	1.787	.086
Total from Investment Operations	(3.370)	3.030	1.351	2.590	.865
Distributions
Dividends from Net Investment Income	(.752)	(.714)	(.789)	(.799)	(.786)
Distributions from Realized Capital Gains	(1.028)	(.466)	(.282)	(1.041)	(.309)
Total Distributions	(1.780)	(1.180)	(1.071)	(1.840)	(1.095)
Net Asset Value, End of Period	$24.16	$29.31	$27.46	$27.18	$26.43
Total Return[2]	-12.18%	11.22%	5.19%	10.54%	3.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,138	$12,629	$12,260	$12,864	$12,398
Ratio of Total Expenses to Average Net Assets[3]	0.23%[4]	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.72%	2.51%	2.86%	3.08%	2.93%
Portfolio Turnover Rate[5]	58%	39%	53%	28%	36%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.23%.
5	Includes 10%, 4%, 7%, 2%, and 4%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$70.99	$66.51	$65.85	$64.03	$64.57
Investment Operations
Net Investment Income[1]	1.865	1.801	1.923	1.990	1.934
Net Realized and Unrealized Gain (Loss) on Investments	(9.975)	5.585	1.379	4.331	.226
Total from Investment Operations	(8.110)	7.386	3.302	6.321	2.160
Distributions
Dividends from Net Investment Income	(1.869)	(1.777)	(1.959)	(1.979)	(1.951)
Distributions from Realized Capital Gains	(2.491)	(1.129)	(.683)	(2.522)	(.749)
Total Distributions	(4.360)	(2.906)	(2.642)	(4.501)	(2.700)
Net Asset Value, End of Period	$58.52	$70.99	$66.51	$65.85	$64.03
Total Return[2]	-12.11%	11.29%	5.24%	10.62%	3.38%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45,342	$54,153	$48,044	$45,092	$40,756
Ratio of Total Expenses to Average Net Assets[3]	0.16%[4]	0.16%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.57%	2.93%	3.15%	3.00%
Portfolio Turnover Rate[5]	58%	39%	53%	28%	36%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.00%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.16%.
5	Includes 10%, 4%, 7%, 2%, and 4%, respectively, attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund
Notes to Financial Statements
Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Wellesley Income Fund
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Wellesley Income Fund
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

Wellesley Income Fund
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2022, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Wellesley Income Fund
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.

Wellesley Income Fund
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to a combined index comprising the Bloomberg U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index for the preceding three years. For the year ended September 30, 2022, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets, before a net increase of $6,633,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $2,211,000, representing less than 0.01% of the fund’s net assets and 0.88% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the

Wellesley Income Fund
fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, these arrangements reduced the fund’s management and administrative expenses by $39,000 and custodian fees by $11,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	7,189,863	—	7,189,863
Asset-Backed/Commercial Mortgage-Backed Securities	—	891,198	—	891,198
Corporate Bonds	—	23,827,098	—	23,827,098
Sovereign Bonds	—	498,183	—	498,183
Taxable Municipal Bonds	—	1,685,732	—	1,685,732
Common Stocks	20,376,567	487,871	—	20,864,438
Temporary Cash Investments	377,567	1,235,307	—	1,612,874
Total	20,754,134	35,815,252	—	56,569,386
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	6,105	—	—	6,105
Swap Contracts	1,335[1]	—	—	1,335
Total	7,440	—	—	7,440
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Wellesley Income Fund
F.	At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	6,105	—	6,105
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	1,335	1,335
Total Liabilities	6,105	1,335	7,440
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(84,586)	—	(84,586)
Swap Contracts	—	10,778	10,778
Realized Net Gain (Loss) on Derivatives	(84,586)	10,778	(73,808)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6,078)	—	(6,078)
Swap Contracts	—	(1,335)	(1,335)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(6,078)	(1,335)	(7,413)
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	182,806
Total Distributable Earnings (Loss)	(182,806)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the deferral of qualified late-year losses; and the treatment of amortization adjustments

Wellesley Income Fund
from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	42,342
Undistributed Long-Term Gains	2,473,510
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(251,813)
Net Unrealized Gains (Losses)	(1,211,754)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	2,353,227	1,799,998
Long-Term Capital Gains	1,759,616	853,267
Total	4,112,843	2,653,265
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	57,779,540
Gross Unrealized Appreciation	5,226,701
Gross Unrealized Depreciation	(6,438,368)
Net Unrealized Appreciation (Depreciation)	(1,211,667)
H.	During the year ended September 30, 2022, the fund purchased $16,358,404,000 of investment securities and sold $18,531,559,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $20,188,084,000 and $19,464,286,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $12,572,000 and sales were $17,047,000, resulting in net realized loss of $4,770,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Wellesley Income Fund
I.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,371,540	48,953	2,163,754	75,141
Issued in Lieu of Cash Distributions	702,804	25,376	486,894	17,091
Redeemed	(2,361,748)	(85,633)	(3,116,394)	(107,831)
Net Increase (Decrease)—Investor Shares	(287,404)	(11,304)	(465,746)	(15,599)
Admiral Shares
Issued	5,647,334	83,501	8,167,154	116,710
Issued in Lieu of Cash Distributions	2,970,296	44,296	1,867,003	27,049
Redeemed	(7,692,552)	(115,847)	(7,188,585)	(103,297)
Net Increase (Decrease)—Admiral Shares	925,078	11,950	2,845,572	40,462
J.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Wellesley Income Fund (the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 35.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $747,734,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $1,942,422,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 44.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $95,240,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $7,902,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The fund seeks long-term growth of income, a high and sustainable level of current income, and moderate long-term capital appreciation by investing in high-quality bonds and stocks. Asset allocation changes are made gradually in response to changes in relative valuations between asset classes. For the fixed income portion of the fund, Wellington Management uses fundamental research to invest in investment-grade debt. For the equity portion, the advisor seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. Wellington Management has advised the fund since its inception in 1970.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.

"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Wellesley Income Fund or any member of the public regarding the advisability of investing in securities generally or in the Wellesley Income Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Wellesley Income Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Wellesley Income Fund into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellesley Income Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Wellesley Income Fund’s customers, in connection with the administration, marketing or trading of the Wellesley Income Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE WELLESLEY INCOME FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE WELLESLEY INCOME FUND OR BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q270 112022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2022: $27,000
Fiscal Year Ended September 30, 2021: $31,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2022: $10,494,508
Fiscal Year Ended September 30, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2022: $2,757,764
Fiscal Year Ended September 30, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2022: $5,202,689
Fiscal Year Ended September 30, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2022: $298,000
Fiscal Year Ended September 30, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2022: $5,500,689
Fiscal Year Ended September 30, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.